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As filed with the Securities and Exchange Commission on April 7, 2017

Registration No. 333-216346

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

LifePoint Health, Inc.
(Exact name of registrant as specified in its charter)

SEE TABLE OF ADDITIONAL REGISTRANTS

Delaware (State or other jurisdiction of incorporation or organization)	8062 (Primary Standard Industrial Classification Code Number)	20-1538254 (I.R.S. Employer Identification Number)

330 Seven Springs Way
Brentwood, Tennessee 37027
(615) 920-7000
(Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)

Christy S. Green, Esq.
LifePoint Health, Inc.
Vice President, Associate General Counsel and Corporate Secretary
330 Seven Springs Way
Brentwood, Tennessee 37027
Telephone: (615) 920-7000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:
Michelle B. Rutta, Esq.
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036
Telephone: (212) 819-8200

Approximate date of commencement of proposed exchange offers:
As soon as practicable after this Registration Statement is declared effective.

         If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, please check the following box.    ☐

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

         If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

         Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐

         Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

         The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

 Table of Additional Registrant Guarantors

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Acquisition Bell Hospital, LLC	Michigan	80-0935981	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
AdvantagePoint Health Alliance, LLC	Delaware	81-2112290	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
AdvantagePoint Health Alliance—Blue Ridge, LLC	Delaware	30-0950290	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
AdvantagePoint Health Alliance—Fauquier, LLC	Delaware	61-1792513	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
AdvantagePoint Health Alliance—Great Lakes, LLC	Delaware	36-4845692	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
AdvantagePoint Health Alliance—Laurel Highlands, LLC	Delaware	32-0512128	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
America Management Companies, LLC	Delaware	62-1763639	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
AMG-Crockett, LLC	Delaware	62-1763656	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
AMG-Hillside, LLC	Delaware	62-1763652	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
AMG-Livingston, LLC	Delaware	62-1763651	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
AMG-Logan, LLC	Delaware	62-1763649	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
AMG-Southern Tennessee, LLC	Delaware	62-1763648	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

i

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
AMG-Trinity, LLC	Delaware	62-1763642	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Andalusia Physician Practices, LLC	Delaware	20-8016585	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Andalusia Professional Services, LLC	Delaware	45-3961524	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Ashland Physician Services, LLC	Delaware	75-3165439	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Ashley Valley Medical Center, LLC	Delaware	62-1762532	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Ashley Valley Physician Practice, LLC	Delaware	62-1762570	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Athens Physicians Practice, LLC	Delaware	62-1867833	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Athens Regional Medical Center, LLC	Delaware	62-1866028	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Athens Surgery Center Partner, LLC	Delaware	45-5199555	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Bell JV, LLC	Delaware	46-4457457	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Bell Physician Practices, Inc.	Michigan	80-0936558	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Bolivar Physician Practices, LLC	Delaware	26-3042884	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Bourbon Community Hospital, LLC	Delaware	62-1757924	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Bourbon Physician Practice, LLC	Delaware	62-1824637	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Brim Hospitals, Inc.	Oregon	93-0880990	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Buffalo Trace Radiation Oncology Associates, LLC	Kentucky	61-1303441	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Care Health Company, Inc.	Washington	93-1568998	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Castleview Hospital, LLC	Delaware	62-1762357	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Castleview Medical, LLC	Delaware	62-1769739	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Castleview Physician Practice, LLC	Delaware	62-1762573	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Clark Regional Physician Practices, LLC	Delaware	45-5484391	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Clinch Professional Physician Services, LLC	Delaware	20-8484894	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Clinch Valley Medical Center, Inc.	Virginia	54-1058953	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Clinch Valley Physicians Associates, LLC	Virginia	34-2051378	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Clinch Valley Pulmonology, LLC	Virginia	20-0467493	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Clinch Valley Urology, LLC	Virginia	20-0376229	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Colorado Plains Physician Practices, LLC	Delaware	20-3730510	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Community Hospital of Andalusia, LLC	Delaware	62-1081822	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Community Medical, LLC	Delaware	62-1779016	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Community-Based Services, LLC	Delaware	26-3341700	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Crockett Hospital, LLC	Delaware	62-1762364	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Crockett PHO, LLC	Delaware	62-1824633	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Danville Diagnostic Imaging Center, LLC	Delaware	20-2999605	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Danville Physician Practices, LLC	Delaware	20-2999870	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Danville Regional Medical Center, LLC	Delaware	20-2028539	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Danville Regional Medical Center School of Health Professions, LLC	Delaware	20-3011031	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
DLP Partner, LLC	Delaware	26-2708085	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
DLP Partner Central Carolina, LLC	Delaware	81-0818118	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
DLP Partner Conemaugh, LLC	Delaware	47-1854798	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
DLP Partner Frye, LLC	Delaware	81-0798024	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
DLP Partner Marquette, LLC	Delaware	90-0869753	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
DLP Partner MedWest, LLC	Delaware	46-5007044	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
DLP Partner Twin County, LLC	Delaware	45-3027649	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
DLP Partner Wilson Rutherford, LLC	Delaware	46-4996175	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Dodge City Healthcare Group, LLC	Kansas	61-1275266	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Dodge City Healthcare Partner, Inc.	Kansas	61-1274535	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Fauquier Partner, LLC	Delaware	80-0938666	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Fleming Medical Center, LLC	Delaware	47-3937528	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Gateway Health Alliance, Inc.	Virginia	54-1756711	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Georgetown Community Hospital, LLC	Delaware	62-1757921	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Georgetown Rehabilitation, LLC	Delaware	62-1763818	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
HCK Logan Memorial, LLC	Delaware	62-1766919	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

v

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
HDP Andalusia, LLC	Delaware	62-1765720	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
HDP Georgetown, LLC	Delaware	62-1765716	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Hillside Hospital, LLC	Delaware	62-1762382	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Historic LifePoint Hospitals, LLC	Delaware	52-2165845	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Home Health Partner, LLC	Delaware	81-4237964	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
HRMC, LLC	Delaware	75-3143244	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
HSC Credentialing Support Services, LLC	Delaware	81-3175615	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
HSCGP, LLC	Delaware	62-1779575	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
HSC Manager, LLC	Delaware	27-1974414	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Kansas Healthcare Management Company, Inc.	Kansas	74-2849927	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Kansas Healthcare Management Services, LLC	Kansas	74-2849929	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Kentucky Hospital, LLC	Delaware	62-1772321	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Kentucky Medserv, LLC	Delaware	62-1772269	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Kentucky MSO, LLC	Delaware	62-1763638	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Kentucky Physician Services, Inc.	Kentucky	62-1752492	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Lake Cumberland Cardiology Associates, LLC	Delaware	27-0710002	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Lake Cumberland Physician Practices, LLC	Delaware	20-8016687	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Lake Cumberland Regional Hospital, LLC	Delaware	62-1757920	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Lake Cumberland Regional Physician Hospital Organization, LLC	Delaware	52-2183772	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Lakeland Community Hospital, LLC	Delaware	30-0109979	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Lakeland Physician Practices, LLC	Delaware	43-1978905	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Lander Valley Physician Practices, LLC	Delaware	20-0186252	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Las Cruces Cardiology Group, LLC	Delaware	47-1054850	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Las Cruces Endoscopy Partner, LLC	Delaware	80-0716842	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Las Cruces Physician Practices, LLC	Delaware	20-4736578	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LCMC MRI, LLC	Delaware	20-4807861	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
LCMC PET, LLC	Delaware	20-4807946	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LHSC, LLC	Delaware	62-1778111	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint Acquisition Corp.	Delaware	20-3140257	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint Billing Services, LLC	Delaware	62-1763641	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint Corporate Services, General Partnership	Delaware	62-1779581	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint CSLP, LLC	Delaware	62-1779574	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint Holdings 2, LLC	Delaware	62-1778733	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint Hospitals Holdings, LLC	Delaware	52-2167869	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint Medical Group—Hillside, Inc.	Tennessee	62-1720394	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint NMTC, LLC	Delaware	81-2139911	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint of Kentucky, LLC	Delaware	62-1778730	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint of Lake Cumberland, LLC	Delaware	62-1828844	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LfePoint PSO, LLC	Delaware	47-2393318	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
LifePoint RC, Inc.	Delaware	62-1761942	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint VA Holdings, Inc.	Delaware	20-3140383	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
LifePoint WV Holdings, Inc.	Delaware	20-3140329	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Livingston Regional Hospital, LLC	Delaware	62-1762419	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Logan General Hospital, LLC	Delaware	05-0539357	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Logan Healthcare Partner, LLC	Delaware	20-0086245	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Logan Medical, LLC	Delaware	62-1772319	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Logan Memorial Hospital, LLC	Delaware	62-1757917	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Logan Physician Practice, LLC	Delaware	62-1824635	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Los Alamos Physician Practices, LLC	Delaware	20-4206739	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Martinsville Physician Practices, LLC	Delaware	20-4277914	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Meadowview Physician Practice, LLC	Delaware	62-1762581	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Meadowview Regional Medical Center, LLC	Delaware	62-1757929	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Meadowview Rights, LLC	Delaware	62-1766337	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Memorial Hospital of Martinsville & Henry County Ambulatory Surgery Center, LLC	Virginia	20-3217713	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Memorial Prompt Care, LLC	Delaware	45-4282042	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Mercy Physician Practices, LLC	Delaware	20-8620112	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Mexia Principal Healthcare Limited Partnership	Texas	62-1692446	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Mexia-Principal, Inc.	Texas	62-1691355	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Minden Physician Practices, LLC	Delaware	27-0151827	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
My HealthPoint, LLC	Delaware	81-2870872	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Nason Medical Center, LLC	Delaware	47-2546387	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Nason Physician Practices, LLC	Delaware	47-2553258	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Northeastern Nevada Physician Practices, LLC	Delaware	26-3632448	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Northwest Medical Center-Winfield, LLC	Delaware	30-0109981	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Norton Partner, LLC	Delaware	90-0870496	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

x

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
NWMC-Winfield Hospitalist Physicians, LLC	Delaware	45-3961618	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
NWMC-Winfield Physician Practices, LLC	Delaware	43-1978895	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
OmniPoint Surgical Associates, LLC	Delaware	62-1763655	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Opelousas Imaging Center Partner, LLC	Delaware	20-2882362	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Opelousas PET/CT Imaging Center, LLC	Delaware	20-2882466	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Orthopedics of Southwest Virginia, LLC	Virginia	20-1681827	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Palestine-Principal G.P., Inc.	Texas	62-1742220	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Palestine Principal Healthcare Limited Partnership	Texas	74-2791525	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Ashland, L.P.	Pennsylvania	62-1852338	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Aviation, Inc.	Tennessee	01-0553855	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Cleveland, Inc.	Mississippi	62-1812558	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Elko, Inc.	Nevada	62-1740235	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Fort Mohave, Inc.	Arizona	32-0063628	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
PHC-Fort Morgan, Inc.	Colorado	27-0113173	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Lake Havasu, Inc.	Arizona	62-1735358	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Lakewood, Inc.	Louisiana	62-1864994	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Las Cruces, Inc.	New Mexico	27-0085482	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Los Alamos, Inc.	New Mexico	03-0390794	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Louisiana, Inc.	Louisiana	62-1779009	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Martinsville, Inc.	Virginia	04-3597974	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Minden G.P., Inc.	Louisiana	62-1789341	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Minden, L.P.	Louisiana	62-1789340	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Morgan City, L.P.	Louisiana	62-1865278	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Morgan Lake, Inc.	Louisiana	62-1870304	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Selma, LLC	Delaware	27-5437722	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PHC-Tennessee, Inc.	Tennessee	62-1780282	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Piedmont Partner, LLC	Delaware	47-2592255	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PineLake Physician Practice, LLC	Delaware	62-1762582	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PineLake Regional Hospital, LLC	Delaware	62-1757927	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Poitras Practice, LLC	Delaware	62-1762586	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Portage Partner, LLC	Delaware	32-0414331	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PRHC-Alabama, LLC	Delaware	62-1867696	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PRHC-Ennis G.P., Inc.	Texas	62-1789403	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
PRHC-Ennis, L.P.	Texas	62-1789402	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Principal Hospital Company of Nevada, Inc.	Nevada	62-1691358	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Principal Knox, L.L.C.	Delaware	62-1763056	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Principal-Needles, Inc.	Tennessee	62-1694530	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Professional Billing Services, LLC	Delaware	81-2631109	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Providence Group Practices, LLC	Delaware	34-0480532	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Providence Group Practices II, LLC	Delaware	38-4003422	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Providence Holding Company, LLC	Delaware	47-5620772	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Providence Hospital, LLC	Delaware	35-2546435	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Providence Physician Practices, LLC	Delaware	35-2547513	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Province Healthcare Company, LLC	Delaware	62-1710772	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
R. Kendall Brown Practice, LLC	Delaware	62-1762590	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Raleigh General Hospital, LLC	West Virginia	55-0261260	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
River Parishes Hospital, LLC	Delaware	20-0959379	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
River Parishes Partner, LLC	Delaware	20-2502853	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
River Parishes Physician Practices, LLC	Delaware	20-1227403	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Riverton Memorial Hospital, LLC	Delaware	62-1762468	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Riverton Oncology Practice, LLC	Delaware	26-3839861	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Riverton Physician Practices, LLC	Delaware	62-1763635	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Riverview Medical Center, LLC	Delaware	62-1762469	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Riverview Physician Practices, LLC	Delaware	45-3853399	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Russellville Hospital, LLC	Delaware	03-0464224	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Russellville Physician Practices, LLC	Delaware	20-0454003	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Select Healthcare, LLC	Delaware	62-1763632	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Selma Diagnostic Imaging, LLC	Delaware	27-5437945	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Shared Business Services, LLC	Delaware	47-4681738	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Siletchnik Practice, LLC	Delaware	62-1762275	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Smith County Memorial Hospital, LLC	Delaware	62-1762490	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Somerset Surgery Partner, LLC	Delaware	62-1864098	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Southern Tennessee EMS, LLC	Delaware	62-1763622	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Southern Tennessee Medical Center, LLC	Delaware	62-1762535	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Southern Tennessee PHO, LLC	Delaware	62-1824632	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Spring View Hospital, LLC	Delaware	20-0155414	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Spring View Physician Practices, LLC	Delaware	20-4302480	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Springhill Medical Center, LLC	Delaware	62-1754936	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
SST Community Health, L.L.C.	Tennessee	62-1835614	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
St. Francis Affiliated Services, LLC	Delaware	47-5607993	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
St. Francis Health, LLC	Delaware	47-5259919	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
St. Francis Physician Practices, LLC	Delaware	47-5419443	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Sumner Physician Practices, LLC	Delaware	27-2618964	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Sumner Real Estate Holdings, LLC	Delaware	27-2618993	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Sumner Regional Medical Center, LLC	Delaware	27-2618766	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Teche Regional Physician Practices, LLC	Delaware	47-4583254	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Texas Specialty Physicians	Texas	26-2477205	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
THM Physician Practice, LLC	Delaware	62-1762591	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant's Principal Executive Offices
Trousdale Medical Center, LLC	Delaware	27-2618876	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Trousdale Physician Practices, LLC	Delaware	45-3853454	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Two Rivers Physician Practices, LLC	Delaware	36-4796940	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Valley View Physician Practices, LLC	Delaware	26-4227573	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Vaughan Physician Practices, LLC	Delaware	20-5831435	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Ville Platte Medical Center, LLC	Delaware	62-1868757	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Watertown Partner, LLC	Delaware	47-3450210	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
West Virginia Management Services Organization, Inc.	West Virginia	62-1630580	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Western Plains Physician Practices, LLC	Delaware	20-8179824	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Western Plains Regional Hospital, LLC	Delaware	62-1762592	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Woodford Hospital, LLC	Delaware	52-2260534	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Wythe County Community Hospital, LLC	Delaware	20-2468795	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000
Wythe County Physician Practices, LLC	Delaware	20-3230510	330 Seven Springs Way Brentwood, TN 37027 (615) 920-7000

 EXPLANATORY NOTE

        The sole purpose of this Amendment No. 1 is to re-file Exhibits 5.5 and 5.9 to the Registration Statement on Form S-4 (File No. 333-216346) of LifePoint Health, Inc. and certain subsidiaries of LifePoint Health, Inc., listed as additional registrants herein. Accordingly, this Amendment consists only of the cover page, this explanatory note, Part II of the Registration Statement, the signature pages of the Registration Statement and Exhibits 5.5 and 5.9 filed herewith. The prospectus contained in the Registration Statement is unchanged and has been omitted.

 PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.    INDEMNIFICATION OF DIRECTORS AND OFFICERS

        Section 145(a) of the General Corporation Law of the State of Delaware (the "DGCL") provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, because the person is or was a director or officer of the corporation. Such indemnity may be against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person's conduct was unlawful.

        Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director or officer of the corporation, against any expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to be indemnified for such expenses which the Court of Chancery or such other court shall deem proper.

        Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation against any liability asserted against the person in any such capacity, or arising out of the person's status as such, whether or not the corporation would have the power to indemnify the person against such liability under the provisions of the law.

        Article Thirteenth of LifePoint's restated certificate of incorporation will require indemnification to the fullest extent permitted under the DGCL, as may be amended, of any person who is or was a director or officer of LifePoint who is or was involved or threatened to be made so involved in any proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was serving as a director, officer, employee or agent of LifePoint or was serving at the request of LifePoint as a director, officer, employee or agent of any other enterprise.

        The foregoing statements are subject to the detailed provisions of Section 145 of the DGCL and Article Thirteenth of LifePoint's restated certificate of incorporation.

        The Company maintains a director and officer liability insurance policy for the benefit of its directors and certain officers and the directors and certain officers of its subsidiaries covering certain liabilities that may be incurred in the performance of these duties, which may include liability or related losses under the Securities Act or the Securities Exchange Act of 1934, as amended. In addition, the Company has entered into indemnification agreements with its directors and certain officers of the company indemnifying such persons to the fullest extent permitted under the laws of the State of Delaware.

Arizona Registrants

        (a)   PHC-Fort Mohave, Inc. and PHC-Lake Havasu, Inc. are incorporated under the laws of Arizona.

        Sections 10-850 through 10-858 of the Arizona Revised Statutes (the "A.R.S.") permit indemnification of present and former directors, officers, employees or agents of an Arizona corporation, whether or not authority for such indemnification is contained in the indemnifying corporation's articles of incorporation or bylaws.

        Sections 10-852 and 10-856 of the A.R.S. require an Arizona corporation, unless limited by its articles of incorporation, to indemnify an officer or director who has prevailed, on the merits or otherwise, in defending any proceeding brought against the officer or director because such person is or was an officer or director of the corporation. The corporation must indemnify the officer or director for reasonable expenses, including attorneys' fees and all other costs and expenses reasonably related to a proceeding. A "proceeding" includes any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

        Section 10-851 of the A.R.S. permits an Arizona corporation to indemnify an officer or director made a party to a proceeding because such person is or was an officer or director of the corporation. The corporation may indemnify the officer or director against liability incurred in the proceeding if all of the following conditions exist: (i) the officer or director's conduct was in good faith; (ii) the officer or director reasonably believed that his or her conduct was at least not opposed to the best interests of the corporation, or, where the conduct was in an official corporate capacity, that the conduct was in the best interest of the corporation; and (iii) in the case of criminal proceedings, the officer or director had no reasonable cause to believe that the conduct was unlawful.

        Before discretionary indemnification under Section 10-851 of the A.R.S. may be awarded to a director, under Section 10-855 of the A.R.S. the corporation must determine that it is permissible under the circumstances. This determination may be made either: (i) by majority vote of the directors not at the time parties to the proceedings; (ii) by special legal counsel selected by majority vote of the disinterested directors, or by majority vote of the board if there are no disinterested directors; or (iii) by the shareholders (but shares owned by or voted under the control of directors who are at the time parties to the proceeding are not voted).

        Section 10-854 of the A.R.S. permits a director of an Arizona corporation who is a party to a proceeding, unless the articles of incorporation provide otherwise, to apply to a court of competent jurisdiction for indemnification or for an advance of expenses. The court may order indemnification or an advance if it determines that the director is entitled to mandatory indemnification under Section 10-852 of the A.R.S., or if it determines that indemnification is fair and reasonable, even if the director did not meet the prescribed standard of conduct described in Section 10-851 of the A.R.S.

        Neither the Articles of Incorporation nor the Bylaws of PHC-Lake Havasu, Inc. specifies the extent to which the corporation may indemnify its officers or directors.

        The Articles of Incorporation of PHC-Fort Mohave, Inc. allow for indemnification to the fullest extent permitted by law, and provide that indemnification shall be mandatory in all circumstances in which it is permitted.

Colorado Registrants

        (a)   PHC-Fort Morgan, Inc. is incorporated under the laws of Colorado.

        Sections 7-109-102 through 7-109-110 of the Colorado Business Corporation Act (the "Act") grant the registrants' broad powers to indemnify any person in connection with legal proceedings brought against him by reason of his present or past status as an officer or director of the registrant, provided with respect to conduct in an official capacity with the registrant, the person acted in good faith and in a manner he reasonably believed to be in the best interests of the registrant, with respect to all other conduct, the person believed the conduct to be at least not opposed to the best interests of the registrant, and with respect to any criminal action or proceeding, the person had no reasonable cause to believe his conduct was unlawful. Indemnification is limited to reasonable expenses incurred in connection with the proceeding. No indemnification may be made (i) in connection with a proceeding by or in the right of the registrant in which the person was adjudged liable to the registrant; or (ii) in connection with any other proceedings charging that the person derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the person was judged liable on the basis that he derived an improper personal benefit, unless and only to the extent the court in which such action was brought or another court of competent jurisdiction determines upon application that, despite such adjudication, but in view of all relevant circumstances, the person is fairly and reasonably entitled to indemnity for reasonable expenses as the court deems proper. In addition, to the extent that any such person is successful in the defense of any such legal proceeding, the registrant is required by the Act to indemnify him against reasonable expenses.

        Neither the articles of incorporation nor the bylaws of PHC-Fort Morgan, Inc. specifies the extent to which the corporation may indemnify its officers or directors.

Delaware Registrants

        (a)   LifePoint Acquisition Corp., LifePoint RC, Inc., LifePoint VA Holdings, Inc. and LifePoint WV Holdings, Inc. are incorporated under the laws of Delaware.

        Section 145 of the Delaware General Corporation Law (the "DGCL") grants each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of being or having been in any such capacity, if he acted in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

        Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the directors' fiduciary duty of care, except (i) for any breach of the directors' duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

        The Certificate of Incorporation of LifePoint WV Holdings, Inc. provides that the corporation shall, to the fullest extent permitted by the provisions of DGCL Section 145, as the same may be amended and supplemented from time to time, indemnify any and all persons whom it shall have the power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

        The Bylaws of LifePoint WV Holdings, Inc. provide that the corporation shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of such deceased officers or directors.

        The Bylaws of each of LifePoint Acquisition Corp., LifePoint RC, Inc. and LifePoint VA Holdings, Inc. provide that the corporations shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporations, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporations or amounts paid in settlement to the corporations. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of such deceased officers or directors.

        (b)   AdvantagePoint Health Alliance, LLC, AdvantagePoint Health Alliance—Blue Ridge, AdvantagePoint Health Alliance—Fauquier, LLC, AdvantagePoint Health Alliance—Great Lakes, AdvantagePoint Health Alliance—Laurel Highlands, America Management Companies, LLC, AMG-Crockett, LLC, AMG-Hillside, LLC, AMG-Livingston, LLC, AMG-Logan, LLC, AMG-Southern Tennessee, LLC, AMG-Trinity, LLC, Andalusia Physician Practices, LLC, Andalusia Professional Services, LLC, Ashland Physician Services, LLC, Ashley Valley Medical Center, LLC, Ashley Valley Physician Practice, LLC, Athens Physicians Practice, LLC, Athens Regional Medical Center, LLC, Athens Surgery Center Partner, LLC, Bell JV, LLC, Bolivar Physician Practices, LLC, Bourbon Community Hospital, LLC, Bourbon Physician Practice, LLC, Castleview Hospital, LLC, Castleview Medical, LLC, Castleview Physician Practice, LLC, Clark Regional Physician Practices, LLC, Clinch Professional Physician Services, LLC, Colorado Plains Physician Practices, LLC, Community Hospital of Andalusia, LLC, Community Medical, LLC, Community-Based Services, LLC, Crockett Hospital, LLC, Crockett PHO, LLC, Danville Diagnostic Imaging Center, LLC, Danville Physician Practices, LLC, Danville Regional Medical Center, LLC, Danville Regional Medical Center School of Health Professions, LLC, DLP Partner, LLC, DLP Partner Central Carolina, LLC, DLP Partner Conemaugh, LLC, DLP Partner Frye, LLC, DLP Partner Marquette, LLC, DLP Partner MedWest, LLC, DLP Partner Twin County, LLC, DLP Partner Wilson Rutherford, LLC, Fauquier Partner, LLC, Fleming Medical Center, LLC, Georgetown Community Hospital, LLC, Georgetown Rehabilitation, LLC, HCK Logan Memorial, LLC, HDP Andalusia, LLC, HDP Georgetown, LLC, Hillside Hospital, LLC, Historic LifePoint Hospitals, LLC, Home Health Partner, LLC, HRMC, LLC, HSC Credentialing Support Services, LLC, HSCGP, LLC, HSC Manager, LLC, Kentucky Hospital, LLC, Kentucky Medserv, LLC, Kentucky MSO, LLC, Lake Cumberland Cardiology Associates, LLC, Lake Cumberland Physician Practices, LLC, Lake Cumberland Regional Hospital, LLC, Lake Cumberland Regional Physician Hospital Organization, LLC, Lakeland Community Hospital, LLC, Lakeland Physician Practices, LLC, Lander Valley Physician Practices, LLC, Las Cruces Cardiology Group, LLC, Las Cruces Endoscopy Partner, LLC, Las Cruces Physician Practices, LLC, LCMC MRI, LLC, LCMC PET, LLC, LHSC, LLC, LifePoint Billing Services, LLC, LifePoint CSLP, LLC, LifePoint Holdings 2, LLC, LifePoint Hospitals Holdings, LLC, LifePoint NMTC, LLC, LifePoint of Kentucky, LLC, LifePoint of Lake Cumberland, LLC,

LifePoint PSO, LLC, Livingston Regional Hospital, LLC, Logan General Hospital, LLC, Logan Healthcare Partner, LLC, Logan Medical, LLC, Logan Memorial Hospital, LLC, Logan Physician Practice, LLC, Los Alamos Physician Practices, LLC, Martinsville Physician Practices, LLC, Meadowview Physician Practice, LLC, Meadowview Regional Medical Center, LLC, Meadowview Rights, LLC, Memorial Prompt Care, LLC, Mercy Physician Practices, LLC, Minden Physician Practices, LLC, My HealthPoint, LLC, Nason Medical Center, LLC, Nason Physician Practices, LLC, Northeastern Nevada Physician Practices, LLC, Northwest Medical Center-Winfield, LLC, Norton Partner, LLC, NWMC-Winfield Hospitalist Physicians, LLC, NWMC-Winfield Physician Practices, LLC, OmniPoint Surgical Associates, LLC, Opelousas Imaging Center Partner, LLC, Opelousas PET/CT Imaging Center, LLC, PHC-Selma, LLC, Piedmont Partner, LLC, PineLake Physician Practice, LLC, PineLake Regional Hospital, LLC, Poitras Practice, LLC, Portage Partner, LLC, PRHC-Alabama, LLC, Principal Knox, L.L.C., Professional Billing Services, LLC, Providence Group Practices, LLC, Providence Group Practices II, LLC, Providence Holding Company, LLC, Providence Hospital, LLC, Providence Physician Practices, LLC, Province Healthcare Company, LLC, R. Kendall Brown Practice, LLC, River Parishes Hospital, LLC, River Parishes Partner, LLC, River Parishes Physician Practices, LLC, Riverton Memorial Hospital, LLC, Riverton Oncology Practice, LLC, Riverton Physician Practices, LLC, Riverview Medical Center, LLC, Riverview Physician Practices, LLC, Russellville Hospital, LLC, Russellville Physician Practices, LLC, Select Healthcare, LLC, Selma Diagnostic Imaging, LLC, Shared Business Services, LLC, Siletchnik Practice, LLC, Smith County Memorial Hospital, LLC, Somerset Surgery Partner, LLC, Southern Tennessee EMS, LLC, Southern Tennessee Medical Center, LLC, Southern Tennessee PHO, LLC, Spring View Hospital, LLC, Spring View Physician Practices, LLC, Springhill Medical Center, LLC, St. Francis Affiliated Services, LLC, St. Francis Health, LLC, St. Francis Physician Practices, LLC, Sumner Physician Practices, LLC, Sumner Real Estate Holdings, LLC, Sumner Regional Medical Center, LLC, Teche Regional Physician Practices, LLC, THM Physician Practice, LLC, Trousdale Medical Center, LLC, Trousdale Physician Practices, LLC, Two Rivers Physician Practices, LLC, Valley View Physician Practices, LLC, Vaughan Physician Practices, LLC, Ville Platte Medical Center, LLC, Watertown Partner, LLC, Western Plains Physician Practices, LLC, Western Plains Regional Hospital, LLC, Woodford Hospital, LLC, Wythe County Community Hospital, LLC and Wythe County Physician Practices, LLC are registered under the laws of Delaware.

        Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager of the limited liability company from and against any and all claims and demands whatsoever.

        The Operating Agreements of each of Ashland Physician Services, LLC, HRMC, LLC, PHC-Selma, LLC, PRHC-Alabama, LLC, Principal Knox, L.L.C. and Selma Diagnostic Imaging, LLC provide:

          (a)   The Company shall indemnify, and upon request shall advance expenses to, in the manner and to the full extent permitted by law, any Member, Representative and Manager (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, by reason of the fact that such person is or was a Member, Representative or Manager of the Company, or is or was serving at the request of the Company as a director, officer, partner, manager, representative, trustee or employee of another corporation, partnership, joint venture, trust or other enterprise (an "indemnitee"). Notwithstanding the foregoing, the Company shall not indemnify any such indemnitee (a) in any proceeding by the Company against such indemnitee; or (b) if a judgment or other final adjudication adverse to the indemnitee establishes his liability for (i) any breach of the duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) unlawful distributions under Section 18 of the Act.

          (b)   Any repeal or modification of the provisions of Section 18 of the Act, either directly or by the adoption of an inconsistent provision of this Agreement, shall not adversely affect any right or protection set forth herein existing in favor of a particular individual at the time of such repeal or modification. In addition, if an amendment to the Act limits or restricts in any way the indemnification rights permitted by law as of the date hereof, such amendment shall apply only to the extent mandated by law and only to activities of persons subject to indemnification under Section 18 of the Act which occur subsequent to the effective date of such amendment.

        The Operating Agreements of each of the other Delaware LLC registrants allow for indemnification to the fullest extent permitted by the laws under which they are organized.

        (b)   LifePoint Corporate Services, General Partnership is registered under the laws of Delaware.

        Section 15-110 of the Delaware Revised Uniform Partnership Act provides that subject to such standards and restrictions, if any, as are set forth in its partnership agreement, a partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

        The LifePoint Corporate Services, General Partnership agreement allows for indemnification to the fullest extent permitted by the laws under which it is organized.

Kansas Registrants

        (a)   Dodge City Healthcare Partner, Inc. and Kansas Healthcare Management Company, Inc. are incorporated under the laws of Kansas.

        Section 17-6305 of the Kansas General Corporation Law authorizes a corporation to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, including attorney's fees, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

        A Kansas corporation may also indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, including attorney's fees, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

        The Bylaws of Dodge City Healthcare Partner, Inc. provide that the corporation shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of such deceased officers or directors.

        The Bylaws of Kansas Healthcare Management Company, Inc. provide that when a person is sued, or prosecuted in a criminal action, either alone or with others, because he is or was a director or officer of the corporation, or of another corporation serving at the request of this corporation, in any proceeding arising out of his alleged misfeasance or nonfeasance in the performance of his duties or out of any alleged wrongful act against the corporation or by the corporation, he shall be indemnified for his reasonable expenses, including attorneys' fees incurred in the defense of the proceedings, if both of the following conditions exist:

          (a)   The person sued is successful in whole or in part, or the proceeding against him is settled with the approval of the court.

          (b)   The court finds that his conduct fairly and equitably merits such indemnity.

        (b)   Dodge City Healthcare Group, LLC and Kansas Healthcare Management Services, LLC are registered under the laws of Kansas.

        Section §17-7670 of the Kansas Revised Limited Liability Company Act provides that subject to such standards and restrictions, if any, as are set forth in its operating agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. To the extent that a present or former member, manager, officer, employee or agent of a limited liability company has been successful on the merits or otherwise as a plaintiff in an action to determine that the plaintiff is a member of a limited liability company or in defense of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a member, manager, officer, employee or agent of the limited liability company, or is or was serving at the request of the limited liability company as a member, manager, director, officer, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, or in defense of any claim, issue or matter therein, such member, manager, officer, employee or agent shall be indemnified by the limited liability company against expenses actually and reasonably incurred by such person in connection therewith, including attorney fees.

        The Amended and Restated Operating Agreement of Dodge City Healthcare Group, LLC provides that the Company shall indemnify and hold harmless each officer and the Member and its partners, shareholders, officers, directors, managers, employees, agents and representatives and the partners, shareholders, officers, directors, managers, employees, agents and representatives of such persons to the fullest extent permitted by the Kansas Revised Limited Liability Company Act.

        The Operating Agreement of Kansas Healthcare Management Services, LLC provides that the Company shall indemnify each Manager and Executive Manager for any act performed thereby within the scope of the authority conferred on such Manager or Executive Manager by this Agreement or by the Board of Managers, unless such act constitutes grossly negligent or reckless conduct, intentional misconduct, or a knowing violation of Law.

Kentucky Registrants

        (a)   Kentucky Physician Services, Inc. is incorporated under the laws of Kentucky.

        Sections 271B.8-500 to 271B.8-580 of the Kentucky Business Corporation Act provides that, subject to restrictions contained in the statute, a corporation may indemnify any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director or officer of the corporation. A person who has been successful on the merits or otherwise in any suit or matter covered by the indemnification statute shall be indemnified against expenses (including attorneys' fees) reasonably incurred by him in connection therewith. Indemnification is authorized upon a determination that the person to be indemnified has met the applicable standard of conduct required. Expenses incurred in defense may be paid in advance upon receipt by the corporation of a written affirmation by the director of his good faith belief that he has met the applicable standard of conduct required, a written undertaking by or on behalf of the director to repay such advance if it is ultimately determined that he did not meet the standard of conduct, and a determination that the facts then known to those making the determination would not preclude indemnification under the statute. The indemnification provided by statute shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Insurance may be purchased on behalf of any person entitled to indemnification by the corporation against any liability incurred in an official capacity regardless of whether the person could be indemnified under the statute.

        The Bylaws of Kentucky Physician Services, Inc. provide that the corporation shall, indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payments of judgments against such officers and directors and to reimbursement of amounts paid in cash settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification shall also extend to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of such deceased officers and directors.

        (b)   Buffalo Trace Radiation Oncology Associates, LLC is registered under the laws of Kentucky

        The Kentucky Limited Liability Company Act provides that a written operating agreement may: (1) Eliminate or limit the personal liability of a member or manager for monetary damages for breach of any duty provided for in Kentucky Revised Statutes 275.170 (duty of breach of care and loyalty) and (2) Provide for indemnification of a member or manager for judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which a person is a party because the person is or was a member or manager.

        The Operating Agreement of Buffalo Trace Radiation Oncology Associates, LLC provides that the Company shall indemnify Members, Member—Managers, and agents for all costs, losses, liabilities, and damages paid or accrued by such Member or agent in connection with the business of the Company, to the fullest extent provided or allowed by the laws of the State. The Operating Agreement neither expressly includes nor expressly excludes damages for breach of the duties provided for in Kentucky Revised Statutes 275.170 or judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which a person is a party because the person is or was a member or manager in this indemnification.

Louisiana Registrants

        (a)   PHC-Lakewood, Inc., PHC-Louisiana, Inc., PHC-Minden G.P., Inc. and PHC-Morgan Lake, Inc. are incorporated under the laws of Louisiana.

        Section 83 of the Louisiana Business Corporation Law provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative, or investigative, or in the right of the corporation, by reason of the fact that he is or was a director or officer of the corporation. The indemnity may include expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 83 further provides that a Louisiana corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions except that no indemnification is permitted without judicial approval if the director or officer shall have been adjudged to be liable for willful or intentional misconduct in the performance of his duty to the corporation. Where an officer or director is successful on the merits or otherwise in any defense of any action referred to above or any claim therein, the corporation must indemnify him against such expenses that such officer or director actually incurred. Section 83 permits a corporation to pay expenses incurred by the officer or director in defending an action, suit or proceeding in advance of the final disposition thereof if approved by the board of directors.

        Neither the Articles of Incorporation nor the Bylaws of the Louisiana entities specifies the extent to which the corporations may indemnify its officers or directors.

        (b)   PHC-Minden, L.P. and PHC-Morgan City, L.P. are registered under the laws of Louisiana.

        The text of the Louisiana statutes on Limited Partnerships does not address indemnification.

        The Agreements of Limited Partnership of PHC-Minden, L.P. and PHC-Morgan City, L.P. allow for indemnification to the fullest extent permitted by the laws under which it is organized.

Michigan Registrants

        (a)   Bell Physician Practices, Inc. is a nonprofit corporation organized under the laws of Michigan.

        Section 561 of the Michigan Nonprofit Corporation Act (the "MNCA") states that, unless otherwise provided by law or a corporation's articles of incorporation or bylaws, a corporation has the power to indemnify a person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, other than an action by or in the right of the corporation, by reason of the fact that the person is or was a director or officer of the corporation. Such indemnity may be against expenses including attorneys' fees, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit, or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders or members, and with respect to any criminal action or proceeding, if the person had no reasonable cause to believe the conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the director or officer did not act in accordance with the applicable standard of conduct, as described in the preceding sentence.

        Section 562 of the MNCA provides that, unless otherwise provided by law or a corporation's articles of incorporation or bylaws, a corporation has the power to indemnify a person who was or is a party to or is threatened to be made a party to a threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director or officer of the corporation. Such indemnity may be against expenses, including actual and reasonable attorneys' fees, and amounts paid in settlement incurred by the person in connection with the action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders or members. However, a corporation shall not indemnify a person for a claim, issue, or matter in which the person has been found liable to the corporation unless and only to the extent that the court in which the action or suit was brought has determined upon application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnification for expenses which the court deems proper.

        Pursuant to Section 563 of the MNCA, unless otherwise provided by law or a corporation's articles of incorporation or bylaws, to the extent that a director or officer has been successful on the merits or otherwise in defense of an action, suit, or proceeding, or in defense of a claim, issue, or matter in the action, suit, or proceeding, the successful director or officer shall be indemnified against expenses, including actual and reasonable attorneys' fees, incurred in connection with the action, suit, or proceeding and in any action, suit, or proceeding brought to enforce this mandatory indemnification.

        Section 564a of the MNCA provides that an indemnification under Section 561 or 562, unless ordered by a court, shall be made only upon a determination that indemnification of the director or officer is proper under the circumstances because such director or officer met the applicable standard of conduct provided in such Section. The determination shall be made in one of the following ways:

          (a)   By a majority vote of a quorum of the board of directors of the corporation consisting of directors who were not parties to the action, suit, or proceeding.

          (b)   If the quorum described in subsection (a) above is not obtainable, then by a majority vote of a committee of directors who are not parties to the action. The committee shall consist of not less than two disinterested directors.

          (c)   By independent legal counsel in a written opinion.

          (d)   By the shareholders or members of the corporation.

        Section 565 provides that the indemnification afforded under the foregoing Sections of the MNCA is not exclusive of other rights to which a director or officer seeking indemnification may be entitled under the articles of incorporation, bylaws, or a contractual agreement, and such indemnification shall inure to the benefit of the heirs, executors and administrators of the director or officer.

        Section 567 of the MNCA permits a corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation against any liability asserted against the person and incurred by the person in any such capacity, or arising out of the person's status as director or officer, whether or not the corporation would have power to indemnify the person against liability under the above described Sections of the MNCA.

        The Bylaws of Bell Physician Practices, Inc. require the corporation to indemnify its officers and directors against all reasonable expenses incurred in defending claims or suits brought against them as officers or directors, and against all liability in such suits, irrespective of the time the claims or causes of action in such suits occurred, except in cases involving the gross negligence or willful misconduct of the officer or director in the performance of his or her duties as such. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions, and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification shall also extend to the payment of legal fees and expenses of such officers and directors in suits against them, whether defended successfully or unsuccessfully, provided there is no finding or judgment that the claim or action arose from gross negligence or willful misconduct. Such right of indemnification shall not be exclusive of any rights an officer or director of the corporation may have under applicable law and shall also apply to the estates of deceased officers and directors.

        (b)   Acquisition Bell Hospital, LLC is a limited liability company organized under the laws of Michigan.

        Section 216 of the Michigan Limited Liability Company Act (the "MLLCA") provides that, except as otherwise provided in an operating agreement, a limited liability company may indemnify, hold harmless, and defend a member, manager, or other person from and against any and all losses, expenses, claims, and demands sustained by that person, except that the company may not indemnify the person for liability in connection with the receipt of a financial benefit to which the person is not entitled, voting or assenting to a distribution in violation of the company's operating agreement or the law, or a knowing violation of the law.

        Section 216 further provides that, except as otherwise provided in an operating agreement, a limited liability company may purchase and maintain insurance on behalf of a member, manager, or other person against any liability or expense asserted against or incurred by that person, whether or not the company may indemnify that person under Section 216.

        The Limited Liability Company Agreement of Acquisition Bell Hospital, LLC provides that the company shall indemnify and hold harmless each officer and the sole Member and manager of the company (being LifePoint Holdings 2, LLC), and its officers, directors and managers, to the fullest extent permitted by the MLLCA.

Mississippi Registrant

        (a)   PHC-Cleveland, Inc. is incorporated under the laws of Mississippi.

        Article 8, Subarticle E of the Mississippi Business Corporation Act ("MBCA") permits Mississippi corporations to indemnify officers and directors. MBCA Section 79-4-2.02(b)(5) permits the corporation to include an obligatory indemnification for directors in its Articles of Incorporation for any action taken, or any failure to take any action, as a director other than:

            (i)  distributions made in excess of standards established by Mississippi law or in the corporation's articles of incorporation, for which Section 79-4-8.33 imposes personal liability on directors to the corporation; and

           (ii)  circumstances where, in his performance as a director, a director has received a financial benefit to which he is not entitled, he intentionally inflicts harm on the corporation or its stockholders or he intentionally violates any criminal law. The law further permits us to advance all expenses for defense of a director in any lawsuit brought against a director in his capacity as a director. The MBCA specifically provides in Section 79-4-8.53 that such advances are allowed by Mississippi law. Such advances may be made under the MBCA only after a determination that the director met all relevant standards of conduct.

        Section 79-4-8.56 of the MBCA permits a Mississippi corporation to indemnify any officer to the same extent as to a director. Indemnification of officers and directors against reasonable expenses is mandatory under Section 79-4-8.52 of the MBCA to the extent the officer or director is successful on the merits or otherwise in the defense of any action or suit against him giving rise to a claim of indemnification.

        Neither the Articles of Incorporation nor the Bylaws of PHC-Cleveland, Inc. specifies the extent to which the corporation may indemnify its officers or directors.

Nevada Registrants

        (a)   PHC-Elko, Inc. and Principal Hospital Company of Nevada, Inc. are incorporated under the laws of Nevada.

        Chapter 78 of the Nevada Revised Statutes ("NRS") allows directors and officers to be indemnified against liabilities they may incur while serving in such capacities. Under the applicable statutory provisions, the registrant may indemnify its directors or officers who were or are a party or are threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that they are or were directors or officers of the corporation, or are or were serving at the request of the corporation as directors or officers of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by them in connection with the action, suit, or proceeding, unless it is ultimately determined by a court of competent jurisdiction that they breached their fiduciary duties by intentional misconduct, fraud, or a knowing violation of law or did not act in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. In addition, the applicable statutory provisions mandate that the registrant indemnify its directors and officers who have been successful on the merits or otherwise in defense of any action, suit, or proceeding against expenses, including attorneys' fees, actually and reasonably incurred by them in connection with the defense. The registrant may include a provision in the Articles of Incorporation or bylaws requiring it to advance expenses incurred by directors or officers in defending any such action, suit, or proceeding upon receipt of written confirmation from such officers or directors that they have met certain standards of conduct and an undertaking by or on behalf of such officers or directors to repay such advances if it is ultimately determined that they are not entitled to indemnification by the registrant.

        The Articles of Incorporation of Principal Hospital Company of Nevada, Inc. provide that the corporation shall indemnify, and upon request shall advance expenses to, in the manner and the full extent permitted by law, any officer or director (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee or employee of another corporation, partnership, joint venture, trust or other enterprise. To the full extent permitted by law, the indemnification and advances provided for therein shall include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement.

        The the Bylaws of PHC-Elko, Inc. does not specify the extent to which the corporation may indemnify its officers or directors.

New Mexico Registrants

        (a)   PHC-Las Cruces, Inc. and PHC-Los Alamos, Inc. are incorporated under the laws of New Mexico.

        Section 53-11-4.1 of the New Mexico Business Corporation Act permits a corporation to indemnify any person made (or threatened to be made) a party to any proceeding by reason of the fact that the person is or was a director (or, unless limited by its articles of incorporation, an officer, employee or agent) of the corporation if (i) the person acted in good faith, (ii) the person reasonably believed (a) in the case of conduct in the person's official capacity with the corporation, that the person's conduct was in its best interests, and (b) in all other cases, that the person's conduct was at least not opposed to its best interests, and (iii) in the case of any criminal proceeding, the person had no reasonable cause to believe the person's conduct was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses, actually incurred by the person in connection with the proceeding, except that, if the proceeding was by or in the right of the corporation, indemnification may be made only against such reasonable expenses and shall not be made in respect of any proceeding in which the person shall have been adjudged to be liable to the corporation. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, be determinative that the person did not meet the requisite standard of conduct. However, a director, officer, employee, or agent may not be indemnified in respect of any proceeding alleging improper personal benefit to the person, whether or not involving action in the person's official capacity, in which the person has been adjudged to be liable on the basis that the personal benefit was improperly received. Indemnification must be authorized in the specific case after a determination has been made that indemnification is permissible in the circumstances because the person met the standard of conduct. In some instances, indemnification of a director may be mandatory or, upon the application of a director, may be ordered by a court. Section 53-11-4.1 provides for the advancement of expenses of directors, officers, employees, and agents in specified circumstances. The indemnification authorized by Section 53-11-4.1 is not exclusive of any other rights to which those seeking indemnification may be entitled under the articles of incorporation, the bylaws, an agreement, a resolution of shareholders or directors or otherwise.

        The Certificates of Incorporation of PHC-Las Cruces, Inc. and PHC-Los Alamos, Inc. provide that the Corporation shall indemnify, and upon request shall advance expenses to, in the manner and the full extent permitted by law, any officer or director (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee or employee of another corporation, partnership, joint venture, trust or other enterprise. To the full extent permitted by law, the indemnification and advances provided for herein shall include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement.

Oregon Registrant

        (a)   Brim Hospitals, Inc. is incorporated under the laws of Oregon.

        Sections 60.391 and 60.407 of the Oregon Business Corporation Act (the "OBCA") provide that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than (i) an action by or in the right of the corporation in which they were adjudged liable to the corporation or (ii) an action in which they were adjudged liable for improperly receiving a personal benefit), if their conduct was in good faith and they reasonably believed that their conduct was in or at least not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, they did not have reasonable cause to believe their conduct was unlawful.

        The Restated Articles of Incorporation of Brim Hospitals, Inc. provides that the corporation may indemnify to the fullest extent permitted by law any person who is made or threatened to be made a party to, witness in, or otherwise involved in, any action, suit or proceeding, whether civil, criminal, administrative, investigative, or otherwise (including any action, suit or proceeding by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the corporation, or serves or served at the request of the corporation as a director, officer, employee or agent or as a fiduciary of an employee benefit plan, of another corporation, partnership, joint venture, trust, or other enterprise. Any indemnification provided pursuant to this paragraph shall not be exclusive of any rights to which the person indemnified may otherwise be entitled under any provision of articles of incorporation, bylaw, agreement, statute, policy of insurance, vote of shareholders or board of directors, or otherwise.

        For purposes of the paragraph above, the term "to the fullest extent permitted by law" shall include, without limitation, to the fullest extent permitted by any provision in the OBCA that authorizes a corporation to provide indemnification, by agreement, article, bylaw or otherwise, in addition to the permissible indemnification specifically authorized and set forth in the OBCA.

Pennsylvania Registrant

        (a)   PHC-Ashland, L.P. is registered under the laws of Pennsylvania.

        Effective as of April 1, 2017, section 8648 of the Pennsylvania Uniform Limited Partnership Act of 2016 (the "Pennsylvania ULPA") provides that a limited partnership shall reimburse a general partner for any payment made by the general partner in the course of the general partner's activities on behalf of the partnership, if the general partner complied with sections 8646 (relating to management rights), 8649 (relating to standards of conduct for general partners) and 8654 (relating to limitations on distributions) of Pennsylvania ULPA in making the payment. The specific rights described above shall not be deemed exclusive of any other rights to which a person seeking reimbursement, indemnification, advancement of expenses or insurance may be entitled under the partnership agreement, vote of partners, contract or otherwise, both as to action in his official capacity and as to action in another capacity while holding that position. Indemnification may be granted for any action taken and may be made whether or not the limited partnership would have the power to indemnify the person under any other provision of law except as provided in section 8648 and whether or not the indemnified liability arises or arose from any threatened, pending or completed action by or in the right of the partnership. Indemnification under section 8648 shall not be made in any case where the act giving rise to the claim for indemnification is determined by a court to constitute recklessness, willful misconduct or a knowing violation of law. Pennsylvania consolidated statutes 1 Pa. C. S. 1991 defines "Person" as a corporation, partnership, limited liability company, business trust, other association, government entity (other than the Commonwealth), estate, trust, foundation or natural person.

        Neither the Certificate of Limited Partnership nor the Agreement of Limited Partnership specifies the extent to which the partnership may indemnify its partners or officers.

Tennessee Registrants

        (a)   LifePoint Medical Group-Hillside, Inc., PHC-Aviation, Inc., PHC-Tennessee, Inc. and Principal-Needles, Inc. are incorporated under the laws of Tennessee.

        The Tennessee Business Corporation Act ("TBCA") sets forth in Sections 48-18-502 through 48-18-508 the circumstances governing the indemnification of directors and officers of a corporation against liability incurred in the course of their official capacities. Section 48-18-502 of the TBCA provides that a corporation may indemnify any director against liability incurred in connection with a proceeding if (i) the director acted in good faith, (ii) the director reasonably believed, in the case of conduct in his or her official capacity with the corporation, that such conduct was in the corporation's best interest, or, in all other cases, that his or her conduct was not opposed to the best interests of the corporation and (iii) in connection with any criminal proceeding, the director had no reasonable cause to believe that his or her conduct was unlawful. In actions brought by or in the right of the corporation, however, the TBCA provides that no indemnification may be made if the director or officer is adjudged to be liable to the corporation. Similarly, the TBCA prohibits indemnification in connection with any proceeding charging improper personal benefit to a director, if such director is adjudged liable on the basis that a personal benefit was improperly received. In cases where the director is wholly successful, on the merits or otherwise, in the defense of any proceeding instigated because of his or her status as a director of a corporation, Section 48-18-503 of the TBCA mandates that the corporation indemnify the director against reasonable expenses incurred in the proceeding. Notwithstanding the foregoing, Section 48-18-505 of the TBCA provides that a court of competent jurisdiction, upon application, may order that a director or officer be indemnified for reasonable expense if, in consideration of all relevant circumstances, the court determines that such individual is fairly and reasonably entitled to indemnification, whether or not the standard of conduct set forth above was met. Officers who are not directors are entitled, through the provisions of Section 48-18-507 of the TBCA, to the same indemnification afforded to directors under Sections 48-18-503 and 48-18-505.

        The Charter of LifePoint Medical Group—Hillside, Inc. provides that the Shareholder indemnifies and holds harmless each of the corporation and its officers, directors, agents and employees, and each person, if any, who controls or may control the corporation within the meaning of the Securities Act of 1933, as amended from and against any and all claims, demands, actions, causes of action, losses, costs, damages, liabilities and expenses including, without limitation, reasonable legal fees, arising out of any of the following: (i) any misrepresentation or breach in connection with any of the representations or warranties given or made by the counterparties to this Agreement or any document, certificate, instrument or agreement delivered by or on behalf of the counterparties pursuant hereto; (ii) any breach of or default in connection with any of the covenants given or made by the counterparties to this Agreement or any document, certificate, instrument or agreement delivered by or on behalf of the counterparties pursuant hereto; (iii) any liability of counterparties with respect to any federal, state, local or foreign sales, use, income, profits or other tax (or penalties and interest thereon); or (iv) any indebtedness, obligation, liability (contingent or otherwise) or commitment of the counterparties of any nature whatsoever.

        The Bylaws of LifePoint Medical Group—Hillside, Inc. provides that the corporation shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of such deceased officers or directors.

        The Charters of PHC-Aviation, Inc. and PHC-Tennessee, Inc. provide that the corporation shall, to the fullest extent permitted by the provisions of the TBCA, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said provisions from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said provisions, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

        The Charter of Principal-Needles, Inc. provides:

          (a)   The corporation shall indemnify, and upon request shall advance expenses to, in the manner and to the full extent permitted by law, any Member, Representative and Manager (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, by reason of the fact that such person is or was a Member, Representative or Manager of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, manager, representative, trustee or employee of another corporation, partnership, joint venture, trust or other enterprise (an "indemnitee"). Notwithstanding the foregoing, the corporation shall not indemnify any such indemnitee (a) in any proceeding by the corporation against such indemnitee; or (b) if a judgment or other final adjudication adverse to the indemnitee establishes his liability for (i) any breach of the duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) unlawful distributions under Section 48-18-304 of the TBCA, to the same indemnification afforded to directors under Sections 48-18-503 and 48-18-505.

          (b)   The rights to indemnification and advancement of expenses set forth in the paragraph above are intended to be greater than those which are otherwise provided for in the TBCA, are contractual between the corporation and the person being indemnified, his heirs, executors and administrators, and, with respect to the above paragraph are mandatory, notwithstanding a person's failure to meet the standard of conduct required for permissive indemnification under the TBCA, as amended from time to time. The rights to indemnification and advancement of expenses set forth in the paragraph above are nonexclusive of other similar rights which may be granted by law, this Charter, the bylaws, a resolution of the board of directors or shareholders of the corporation, or an agreement with the corporation, which means of indemnification and advancement of expenses are hereby specifically authorized.

          (c)   Any repeal or modification of the provisions of these paragraphs, either directly or by the adoption of an inconsistent provision of this Agreement, shall not adversely affect any right or protection set forth herein existing in favor of a particular individual at the time of such repeal or modification. In addition, if an amendment to the Act limits or restricts in any way the indemnification rights permitted by law as of the date hereof, such amendment shall apply only to the extent mandated by law and only to activities of persons subject to indemnification under the provisions above which occur subsequent to the effective date of such amendment.

        (b)   SST Community Health, L.L.C. is a registered limited liability company under laws of Tennessee.

        Section 48-243-101 of the Tennessee Limited Liability Company Act (the "TLLCA") provides that a limited liability company may indemnify governors, officers and members of the limited liability company against liability if (1) the individual acted in good faith and (2) reasonably believed that such individual's conduct in his or her official capacity was in the best interest of the limited liability company and in all other cases that such individual's conduct was at least not opposed to the best interests of the limited liability company and (3) in a criminal proceeding, the individual had no cause to believe such individual's conduct was unlawful. Section 48-243-101(b) also provides that unless otherwise provided by its articles of organization, a limited liability company may not indemnify a responsible person in connection with a proceeding to which the responsible person was adjudged liable to the limited liability company or in connection with a proceeding whereby such responsible person is adjudged liable to the limited liability company for receiving an improper personal benefit. Section 48-243-101(c) of the TLLCA provides that unless otherwise provided by its articles of organization, a limited liability company shall indemnify a responsible person who was wholly successful in the defense of a proceeding against that person as a responsible person for the limited liability company.

        Section 48-243-101(h) of the TLLCA authorizes a limited liability company to purchase and maintain insurance on behalf of any person who is or was a responsible person, manager, officer, employee, independent contractor, or agent of the limited liability company, or who while a responsible person, manager, officer, employee, independent contractor, or agent of the limited liability company, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the limited liability company would otherwise have the power to indemnify him under Section 48-243-101(b)-(c) of the TLLCA.

        Section 48-243-101(i) of the TLLCA prohibits indemnification if a responsible person is adjudged liable for a breach of the duty of loyalty to the limited liability company or its members or for acts or omissions not in good faith that involve intentional misconduct or a knowing violation of law.

        The Amended and Restated Operating Agreement of SST Community Health, L.L.C. provides that the Company shall indemnify and hold harmless each officer and the Member and its partners, shareholders, officers, directors, managers, employees, agents and representatives and the partners, shareholders, officers, directors, managers, employees, agents and representatives of such persons to the fullest extent permitted by the TLLCA.

Texas Registrants

        (a)   Mexia-Principal, Inc., Palestine-Principal G.P., Inc. and PRHC-Ennis G.P., Inc. are incorporated under the laws of Texas.

        Section 8.051 of the Texas Business Organizations Code (the "TBOC") applies to each form of entity in Texas and states that: (a) An enterprise shall indemnify a governing person, former governing person, or delegate against reasonable expenses actually incurred by the person in connection with a proceeding in which the person is a respondent because the person is or was a governing person or delegate if the person is wholly successful, on the merits or otherwise, in the defense of the proceeding. (b) A court that determines, in a suit for indemnification, that a governing person, former governing person, or delegate is entitled to indemnification under this section shall order indemnification and award to the person the expenses incurred in securing the indemnification.

        Section 8.052 states that (a) On application of a governing person, former governing person, or delegate and after notice is provided as required by the court, a court may order an enterprise to indemnify the person to the extent the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances. (b) This section applies without regard to whether the governing person, former governing person, or delegate applying to the court satisfies the requirements of Section 8.101 or has been found liable: (1) to the enterprise; or (2) because the person improperly received a personal benefit, without regard to whether the benefit resulted from an action taken in the person's official capacity. (c) The indemnification ordered by the court under this section is limited to reasonable expenses if the governing person, former governing person, or delegate is found liable: (1) to the enterprise; or (2) because the person improperly received a personal benefit, without regard to whether the benefit resulted from an action taken in the person's official capacity.

        Section 8.101 states that (a) An enterprise may indemnify a governing person, former governing person, or delegate who was, is, or is threatened to be made a respondent in a proceeding to the extent permitted by Section 8.102 if it is determined in accordance with Section 8.103 that: (1) the person: (A) acted in good faith; (B) reasonably believed: (i) in the case of conduct in the person's official capacity, that the person's conduct was in the enterprise's best interests; and (ii) in any other case, that the person's conduct was not opposed to the enterprise's best interests; and (C) in the case of a criminal proceeding, did not have a reasonable cause to believe the person's conduct was unlawful; (2) with respect to expenses, the amount of expenses other than a judgment is reasonable; and (3) indemnification should be paid. (b) Action taken or omitted by a governing person or delegate with respect to an employee benefit plan in the performance of the person's duties for a purpose reasonably believed by the person to be in the interest of the participants and beneficiaries of the plan is for a purpose that is not opposed to the best interests of the enterprise. (c) Action taken or omitted by a delegate to another enterprise for a purpose reasonably believed by the delegate to be in the interest of the other enterprise or its owners or members is for a purpose that is not opposed to the best interests of the enterprise. (d) A person does not fail to meet the standard under Subsection (a)(1) solely because of the termination of a proceeding by: (1) judgment; (2) order; (3) settlement; (4) conviction; or (5) a plea of nolo contendere or its equivalent.

        Section 8.102 states that (a) Subject to Subsection (b), an enterprise may indemnify a governing person, former governing person, or delegate against: (1) a judgment; and (2) expenses, other than a judgment, that are reasonable and actually incurred by the person in connection with a proceeding. (b) Indemnification under this subchapter of a person who is found liable to the enterprise or is found liable because the person improperly received a personal benefit: (1) is limited to reasonable expenses actually incurred by the person in connection with the proceeding; (2) does not include a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan; and (3) may not be made in relation to a proceeding in which the person has been found liable for: (A) willful or intentional misconduct in the performance of the person's duty to the enterprise; (B) breach of the person's duty of loyalty owed to the enterprise; or (C) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the enterprise. (c) A governing person, former governing person, or delegate is considered to have been found liable in relation to a claim, issue, or matter only if the liability is established by an order, including a judgment or decree of a court, and all appeals of the order are exhausted or foreclosed by law.

        Neither the Articles of Incorporation nor the Bylaws of Mexia-Principal, Inc., Palestine-Principal G.P., Inc., or PRHC-Ennis G.P., Inc. specifies the extent to which the corporation may indemnify its officers or directors.

        (b)   Texas Specialty Physicians is a non-profit corporation under the laws of Texas

        The relevant sections of the Texas Business Organizations Code (the "TBOC") referenced above may apply equally to limited liability companies to the extent they provide as such in their organizational documents.

        The Bylaws of Texas Specialty Physicians provide that it will indemnify a director, officer, member, committee member, employee, or agent of the corporation who was, is, or may be named defendant or respondent in any proceeding as a result of his or her actions or omissions within the scope of his or her official capacity in the corporation. For the purposes of this article, an agent includes one who is or was serving at the corporation's request as a director, officer, partner, venturer, proprietor, trustee, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise. The corporation will indemnify a person only if he or she acted in good faith and reasonably believed that his or her conduct was in the corporation's best interests. In case of a criminal proceeding, the person may be indemnified only if he or she had no reasonable cause to believe that the conduct was unlawful.

The corporation will not indemnify a person who is found liable to the corporation or is found liable to another on the basis of improperly receiving a personal benefit from the corporation. A person is conclusively considered to have been found liable in relation to any claim, issue, or matter if the person has been adjudged liable by a court of competent jurisdiction and all appeals have been exhausted. Termination of a proceeding by judgment, order, settlement, conviction, or on a plea of nolo contendere or its equivalent does not necessarily preclude indemnification by the corporation. In addition to the situations otherwise described in this paragraph, the corporation may indemnify a director, officer, member, committee member, employee, or agent of the corporation to the extent permitted by law. However, it will not indemnify any person in any situation in which indemnification is prohibited.

        (c)   Palestine Principal Healthcare Limited Partnership, Mexia Principal Healthcare Limited Partnership and PRHC-Ennis, L.P. are registered under the laws of Texas.

        The relevant sections of the Texas Business Organizations Code (the "TBOC") referenced above may apply equally to partnerships to the extent they provide as such in their organizational documents.

        The Amended and Restated Limited Partnership Agreement of Palestine Principal Healthcare Limited Partnership provides that the General Partner, its employees, agents and assigns, shall be indemnified by the Partnership against any and all claims, demands and losses whatsoever if: (i) the indemnitee conducted itself in good faith; and (ii) reasonably believed (a) in the case of conduct in its official capacity with the Partnership, that its conduct was in its best interests and (b) in all other cases, that its conduct was at least not opposed to its best interests; and (iii) in the case of any criminal proceeding, it had no reasonable cause to believe its conduct was unlawful.

        Mexia Principal Healthcare Limited Partnership and PRHC-Ennis, L.P. Limited Partnership Agreements allow for indemnification to the fullest extent permitted by the laws under which it is organized.

Virginia Registrants

        (a)   Clinch Valley Medical Center, Inc., Gateway Health Alliance, Inc. and PHC-Martinsville, Inc. are incorporated under the laws of Virginia.

        Under Sections 13.1-697 and 13.1-702 of the Virginia Stock Corporation Act (the "Act"), a Virginia corporation generally is authorized to indemnify its directors and officers in civil and criminal actions if they acted in good faith and believed their conduct to be in the best interests of the corporation and, in the case of criminal actions, had no reasonable cause to believe that the conduct was unlawful. A corporation must indemnify a director for reasonable expenses who prevails in the defense any proceeding to which that director was a party based on that individual's status as a director. Expenses incurred by a director who is a party to a proceeding in advance of final disposition may be reimbursed by the corporation, if the director provides a signed written undertaking, executed personally or on his behalf, to repay any funds advanced if the director is not entitled to mandatory indemnification and it is ultimately determined that the director has not met the relevant standard of conduct. In addition, the Act caps the liability for monetary damages of a director or officer in a shareholder or derivative proceeding, and allows a corporation to provide complete indemnity for such actions if the indemnify is specified in the articles of incorporation or, if approved by the shareholders, in the bylaws. This elimination of liability will not apply in the event of willful misconduct or a knowing violation of criminal law or any federal or state securities law. Section 13.1-692.1 and 13.1-696 through 704 of the Act are incorporated into this paragraph by reference.

        The Bylaws of Clinch Valley Medical Center, Inc. provide that the corporation shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification shall also extend to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of such deceased officers or directors.

        The Articles of Incorporation of PHC-Martinsville, Inc. provide:

          (a)   The corporation shall indemnify, and upon request shall advance expenses to, in the manner and to the full extent permitted by law, any officer or director (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative or otherwise, by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the Company as a director, officer, partner, trustee or employee of another corporation, partnership, joint venture, trust or other enterprise (an "indemnitee"). Notwithstanding the foregoing, the corporation shall not indemnify any such indemnitee(1) in any proceeding by the corporation against such indemnitee; or (2) if a judgment or other final adjudication adverse to the indemnitee establishes his liability for (i) any breach of the duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) unlawful insider trading or manipulation of the market under Section 13.1-692 of the Act.

          (b)   The rights to indemnification and advancement of expenses set forth in the paragraph above are intended to be greater than those which are otherwise provided for in the Act, are contractual between the corporation and the person being indemnified, his heirs, executors and administrators, and, with respect to the above paragraph are mandatory, notwithstanding a person's failure to meet the standard of conduct required for permissive indemnification under the Act as amended from time to time. The rights to indemnification and advancement of expenses set forth in the paragraph above are nonexclusive of other similar rights which may be granted by law, these Articles of Incorporation, the bylaws, a resolution of the board of directors or shareholders of the corporation, or an agreement with the corporation, which means of indemnification and advancement of expenses are hereby specifically authorized.

          (c)   Any repeal or modification of the provisions of these paragraphs, either directly or by the adoption of an inconsistent provision of these Articles of Incorporation, shall not adversely affect any right or protection set forth herein existing in favor of a particular individual at the time of such repeal or modification. In addition, if an amendment to the Act limits or restricts in any way the indemnification rights permitted by law as of the date hereof, such amendment shall apply only to the extent mandated by law and only to activities of persons subject to indemnification under the provisions above which occur subsequent to the effective date of such amendment.

        (b)   Clinch Valley Physicians Associates, LLC, Clinch Valley Pulmonology, LLC, Clinch Valley Urology, LLC, Memorial Hospital of Martinsville & Henry County Ambulatory Surgery Center, LLC and Orthopedics of Southwest Virginia, LLC are registered under the laws of Virginia.

        Section 13.1-1009(16) of the Virginia Limited Liability Company Act permits a limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, and to pay for or reimburse any member or manager or other person for reasonable expenses incurred by such a person who is a party to a proceeding in advance of final disposition of the proceeding.

        The Operating Agreements of Clinch Valley Physicians Associates, LLC, Clinch Valley Pulmonology, Clinch Valley Urology, LLC and Orthopedics of Southwest Virginia, LLC provide that the Company shall indemnify and hold harmless each manager and the Member and its partners, shareholders, officers, directors, managers, employees, agents and representatives and the partners, shareholders, officers, directors, managers, employees, agents and representatives of such persons to the fullest extent permitted by the law.

        The Operating Agreement of Memorial Hospital of Martinsville & Henry County Ambulatory Surgery Center, LLC provides:

  (a)
  the Company shall indemnify the Member or any officer of the Company (as such, an "Indemnified Party") who was or is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (a "Proceeding"), including a Proceeding brought on behalf of the Member, because such Indemnified Party is or was a Member or officer of the Company, or is or was serving at the request of the Company as a manager, director, trustee, partner or officer of another entity, against any liability and reasonable expenses (including reasonable attorneys' fees) incurred by such Indemnified Party in connection with such Proceeding unless such Indemnified Party has engaged in willful misconduct or a knowing violation of the criminal law or has knowingly exceeded the authority granted by or pursuant to this Agreement, or unless such Proceeding is to enforce contractual obligations of a Member under this Agreement or otherwise. No amendment of this Section shall have any effect on the rights provided herein with respect to any act or omission occurring prior to such amendment.

  (b)
  The Company shall make advances or reimbursements for reasonable expenses (including attorneys' fees) incurred by any Indemnified Party claiming indemnification under this Section, unless it has been determined that such Indemnified Party is not entitled to indemnification because of a failure to meet the standards set forth in this Section. Such advances or reimbursements shall be conditioned upon receipt from the Indemnified Party claiming indemnification of a written undertaking to repay the amount of such advances or reimbursements if it is ultimately determined that such Indemnified Party is not entitled to indemnification.

  (c)
  The determination that indemnification under this Section is permissible, and the reasonableness of expenses and attorneys' fees, shall be determined by the Member. These determinations may be made before or after a claim for indemnification is made.

  (d)
  No Indemnified Party shall be entitled to indemnification pursuant to this Section to the extent such Indemnified Party is entitled to indemnification by or from another person or entity, including an insurer.

Washington Registrant

        (a)   Care Health Company, Inc. is incorporated under the laws of Washington

        Sections 23B.08.560 and 23B.08.570 of the Washington Business Corporation Act (the "WBCA") provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits and proceedings, whether civil, criminal, administrative or investigative other than indemnification claims for (i) acts or omissions finally adjudged to be intentional misconduct or a knowing violation of law, (ii) unlawful distributions under

Section 23B.08.310 of the WCBA; or (iii) any transaction in which it was finally adjuged the director received a benefit to which the director was not entitled.

        The WBCA further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 23B.08.510 or Section 23B.08.520.

        The Articles of Incorporation of Care Health Company, Inc. provide that the corporation shall indemnify any individual made a party to a proceeding because that individual is or was a director of the corporation and shall advance or reimburse the reasonable expenses incurred by such individual in advance of final disposition of the proceeding, without regard to the limitation in RCW 23B.08.510 through 23B.08.550 of the Washington Business Corporation Act, or any other limitation which may hereafter be enacted to the extent such limitation may be disregarded if authorized by the articles of incorporation, to the full extent and under all circumstances permitted by applicable law. Any repeal or modification of this Article by the shareholders of this corporation shall not adversely affect any right of any individual who is or was a director of the corporation which existed at the time of such repeal or modification. The Bylaws of Care Health Company, Inc. allow for indemnification to the fullest extent permitted by the laws under which it is organized.

West Virginia Registrants

        (a)   West Virginia Management Services Organization, Inc. is incorporated under the laws of West Virginia

        Sections 31D-8-851, 31D-8-852, and 31D-8-853 of the West Virginia Business Corporation Act (the "Act") generally authorizes a West Virginia corporation to indemnify its directors and officers in civil and criminal actions if they acted in good faith and believed their conduct to be in the best interests of the corporation and, in the case of criminal actions, had no reasonable cause to believe that the conduct was unlawful. A corporation must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she was a director of the corporation, against reasonable expenses incurred by him or her in connection with the proceeding. A corporation may, before the final disposition of a proceeding, advance funds to pay for or reimburse reasonable expenses incurred by a director who is a party to a proceeding because of his or her status as a director, and that individual delivers to the corporation: (1) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct or that the proceeding involves conduct for which liability has been eliminated by the articles of incorporation or the Act, and (2) a written agreement to repay any funds advanced if he or she is not entitled to mandatory indemnification and it is ultimately determined that he or she has not met the applicable standard of conduct.

        The Articles of Incorporation of West Virginia Management Services Organization, Inc. provide that the corporation shall, to the fullest extent permitted by the law, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expense, liabilities, or other matters referred to or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity, and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

        The Bylaws of West Virginia Management Services Organization, Inc. provide that the Corporation shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the Corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the Corporation or amounts paid in settlement to the Corporation. Such indemnification shall also extend to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of such deceased officers or directors.

        (b)   Raleigh General Hospital, LLC is registered under the laws of West Virginia.

        Section 31B-4-403 of the West Virginia Uniform Limited Liability Company Act discusses members' and managers' rights to payments and reimbursement. A limited liability company shall reimburse a member or manager for payments made and indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property. A limited liability company shall reimburse a member for an advance to the company beyond the amount of contribution the member agreed to make. A payment or advance made by a member that gives rise to an obligation of a limited liability company under the West Virginia statute constitutes a loan to the company upon which interest accrues from the date of the payment or advance. A member is not entitled to remuneration for services performed for a limited liability company, except for reasonable compensation for services rendered in winding up the business of the company.

        The Operating Agreement of Orthopedics of Raleigh General Hospital, LLC provides that the Company shall indemnify and hold harmless each manager and the Member and its partners, shareholders, officers, directors, managers, employees, agents and representatives and the partners, shareholders, officers, directors, managers, employees, agents and representatives of such persons to the fullest extent permitted by the West Virginia Uniform Limited Liability Company Act.

ITEM 21.    EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a)
EXHIBITS

Exhibit Number			Description of Exhibits
3.1		—	Amended and Restated Certificate of Incorporation (incorporated by reference from exhibits to the LifePoint Health, Inc. Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, File No. 000-51251).

3.2		—	Seventh Amended and Restated By-Laws of LifePoint Hospitals, Inc. (incorporated by reference from exhibits to the LifePoint Health, Inc. Current Report on Form 8-K dated November 3, 2016, File No. 000-51251).

3.3		—	Acquisition Bell Hospital, LLC Articles of Organization (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.4		—	Acquisition Bell Hospital, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.5	*	—	AdvantagePoint Health Alliance, LLC Certificate of Formation.

3.6	*	—	AdvantagePoint Health Alliance, LLC Limited Liability Company Agreement.

3.7	*	—	AdvantagePoint Health Alliance—Blue Ridge, LLC Certificate of Formation.

3.8	*	—	AdvantagePoint Health Alliance—Blue Ridge, LLC Limited Liability Company Agreement.

3.9	*	—	AdvantagePoint Health Alliance—Fauquier, LLC Certificate of Formation.

3.10	*	—	AdvantagePoint Health Alliance—Fauquier, LLC Limited Liability Company Agreement.

3.11	*	—	AdvantagePoint Health Alliance—Great Lakes, LLC Certificate of Formation.

3.12	*	—	AdvantagePoint Health Alliance—Great Lakes, LLC Limited Liability Company Agreement.

3.13	*	—	AdvantagePoint Health Alliance—Laurel Highlands, LLC Certificate of Formation.

3.14	*	—	AdvantagePoint Health Alliance—Laurel Highlands, LLC Limited Liability Company Agreement.

3.15		—	America Management Companies, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.16		—	America Management Companies, LLC Second Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.17		—	AMG-Crockett, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.18		—	AMG-Crockett, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.19		—	AMG-Hillside, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.20		—	AMG-Hillside, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number			Description of Exhibits
3.21		—	AMG-Livingston, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.22		—	AMG-Livingston, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.23		—	AMG-Logan, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.24		—	AMG-Logan, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.25		—	AMG-Southern Tennessee, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.26		—	AMG-Southern Tennessee, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.27		—	AMG-Trinity, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.28		—	AMG-Trinity, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.29		—	Andalusia Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.30		—	Andalusia Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.31	*	—	Andalusia Professional Services, LLC (formerly NWMC-Winfield Anesthesia Physicians, LLC) Amended and Restated Certificate of Formation.

3.32	*	—	Andalusia Professional Services, LLC (formerly NWMC-Winfield Anesthesia Physicians, LLC) Amended and Restated Limited Liability Company Agreement.

3.33		—	Ashland Physician Services, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.34		—	Ashland Physician Services, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.35		—	Ashley Valley Medical Center, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.36		—	Ashley Valley Medical Center, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.37		—	Ashley Valley Physician Practice, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number			Description of Exhibits
3.38		—	Ashley Valley Physician Practice, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.39		—	Athens Physicians Practice, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.40		—	Athens Physicians Practice, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.41		—	Athens Regional Medical Center, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.42		—	Athens Regional Medical Center, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.43		—	Athens Surgery Center Partner, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.44		—	Athens Surgery Center Partner, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.45		—	Bell JV, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.46	*	—	Bell JV, LLC Limited Liability Company Agreement, including First Amendment.

3.47		—	Bell Physician Practices, Inc., Articles of Incorporation-Nonprofit (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.48		—	Bell Physician Practices, Inc., Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.49		—	Bolivar Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.50		—	Bolivar Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.51		—	Bourbon Community Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.52		—	Bourbon Community Hospital, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.53		—	Bourbon Physician Practice, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number		Description of Exhibits
3.54	—	Bourbon Physician Practice, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.55	—	Brim Hospitals, Inc. Restated Certificate of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.56	—	Brim Hospitals, Inc. By-Laws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.57	—	Buffalo Trace Radiation Oncology Associates, LLC Articles of Organization (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.58	—	Buffalo Trace Radiation Oncology Associates, LLC Operating Agreement, including Amendment (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.59	—	Care Health Company, Inc. Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.60	—	Care Health Company, Inc. By-Laws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.61	—	Castleview Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.62	—	Castleview Hospital, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.63	—	Castleview Medical, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.64	—	Castleview Medical, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.65	—	Castleview Physician Practice, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.66	—	Castleview Physician Practice, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.67	—	Clark Regional Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.68	—	Clark Regional Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.69	—	Clinch Professional Physician Services, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.70	—	Clinch Professional Physician Services, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number			Description of Exhibits
3.71		—	Clinch Valley Medical Center, Inc. (formerly Clinch Valley Community Medical Center, Inc.) Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.72		—	Clinch Valley Medical Center, Inc. (formerly Galen-Med, Inc.) By-Laws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.73		—	Clinch Valley Physicians Associates, LLC (formerly Clinch Valley Endocrinology, LLC) Articles of Organization, as amended (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.74		—	Clinch Valley Physicians Associates, LLC Limited Liability Company Agreement (formerly Clinch Valley Endocrinology, LLC) Amended and Restated Operating Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.75		—	Clinch Valley Pulmonology, LLC Articles of Organization (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.76		—	Clinch Valley Pulmonology, LLC Amended and Restated Operating Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.77		—	Clinch Valley Urology, LLC Articles of Organization (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.78		—	Clinch Valley Urology, LLC Amended and Restated Operating Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.79		—	Colorado Plains Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.80		—	Colorado Plains Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.81	*	—	Community Hospital of Andalusia, LLC (formerly Community Hospital of Andalusia, Inc.) Certificate of Formation.

3.82	*	—	Community Hospital of Andalusia, LLC (formerly Community Hospital of Andalusia, Inc.) Limited Liability Company Agreement.

3.83		—	Community Medical, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.84		—	Community Medical, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.85		—	Community-Based Services, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.86		—	Community-Based Services, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number			Description of Exhibits
3.87		—	Crockett Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.88		—	Crockett Hospital, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.89		—	Crockett PHO, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.90		—	Crockett PHO, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.91		—	Danville Diagnostic Imaging Center, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.92		—	Danville Diagnostic Imaging Center, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.93		—	Danville Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.94		—	Danville Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.95		—	Danville Regional Medical Center, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.96		—	Danville Regional Medical Center, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.97		—	Danville Regional Medical Center School of Health Professions, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.98		—	Danville Regional Medical Center School of Health Professions, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.99		—	DLP Partner, LLC (formerly Bullit County Hospital, LLC) Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.100		—	DLP Partner, LLC (formerly Bullit County Hospital, LLC) Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.101	*	—	DLP Partner Central Carolina, LLC Certificate of Formation.

3.102	*	—	DLP Partner Central Carolina, LLC Limited Liability Company Agreement.

3.103	*	—	DLP Partner Conemaugh, LLC Certificate of Formation.

3.104	*	—	DLP Partner Conemaugh, LLC Limited Liability Company Agreement.

3.105	*	—	DLP Partner Frye, LLC Certificate of Formation.

Exhibit Number			Description of Exhibits
3.106	*	—	DLP Partner Frye, LLC Limited Liability Company Agreement.

3.107		—	DLP Partner Marquette, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.108		—	DLP Partner Marquette, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.109		—	DLP Partner MedWest, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.110		—	DLP Partner MedWest, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.111		—	DLP Partner Twin County, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.112		—	DLP Partner Twin County, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.113		—	DLP Partner Wilson Rutherford, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.114		—	DLP Partner Wilson Rutherford, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.115		—	Dodge City Healthcare Group, LLC Articles of Organization (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.116		—	Dodge City Healthcare Group, LLC Amended and Restated Operating Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.117		—	Dodge City Healthcare Partner, Inc. (formerly Columbia/ HCA of Dodge City) Articles of Organization (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.118		—	Dodge City Healthcare Partner, Inc. (formerly Columbia/ HCA of Dodge City) By-Laws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.119		—	Fauquier Partner, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.120		—	Fauquier Partner, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.121	*	—	Fleming Medical Center, LLC Certificate of Formation.

3.122	*	—	Fleming Medical Center, LLC Limited Liability Company Agreement.

3.123	*	—	Gateway Health Alliance, Inc. Articles of Incorporation.

3.124	*	—	Gateway Health Alliance, Inc. Bylaws.

Exhibit Number			Description of Exhibits
3.125		—	Georgetown Community Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.126		—	Georgetown Community Hospital, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.127		—	Georgetown Rehabilitation, LLC (formerly Pioneer Valley Hospital, LLC).Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.128		—	Georgetown Rehabilitation, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.129		—	HCK Logan Memorial, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.130		—	HCK Logan Memorial, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.131		—	HDP Andalusia, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.132		—	HDP Andalusia, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.133		—	HDP Georgetown, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.134		—	HDP Georgetown, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.135		—	Hillside Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.136		—	Hillside Hospital, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.137	*	—	Historic LifePoint Hospitals, LLC (formerly Historic LifePoint Hospitals, Inc.) Certificate of Formation.

3.138	*	—	Historic LifePoint Hospitals, LLC (formerly Historic LifePoint Hospitals, Inc.) Limited Liability Company Agreement.

3.139	*	—	Home Health Partner, LLC Certificate of Formation.

3.140	*	—	Home Health Partner, LLC Limited Liability Company Agreement.

3.141		—	HRMC, LLC (formerly Havasu Regional Medical Center, LLC) Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.142		—	HRMC, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.143	*	—	HSC Credentialing Support Services, LLC Certificate of Formation.

3.144	*	—	HSC Credentialing Support Services, LLC Limited Liability Company Agreement.

Exhibit Number		Description of Exhibits
3.145	—	HSCGP, LLC (formerly LifePoint CSGP, LLC) Amended and Restated Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.146	—	HSCGP, LLC (formerly LifePoint CSGP, LLC) Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.147	—	HSC Manager, LLC (formerly Hurricane Healthcare Partner, LLC) Amended and Restated Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.148	—	HSC Manager, LLC (formerly Hurricane Healthcare Partner, LLC) Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.149	—	Intentionally omitted.

3.150	—	Intentionally omitted.

3.151	—	Kansas Healthcare Management Company, Inc. Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.152	—	Kansas Healthcare Management Company, Inc. By-Laws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.153	—	Kansas Healthcare Management Services, LLC Articles of Organization (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.154	—	Kansas Healthcare Management Services, LLC Amended and Restated Operating Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.155	—	Kentucky Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.156	—	Kentucky Hospital, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.157	—	Kentucky Medserv, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.158	—	Kentucky Medserv, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.159	—	Kentucky MSO, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.160	—	Kentucky MSO, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.161	—	Kentucky Physician Services, Inc. Certificate of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.162	—	Kentucky Physician Services, Inc. By-Laws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number		Description of Exhibits
3.163	—	Lake Cumberland Cardiology Associates, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.164	—	Lake Cumberland Cardiology Associates, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.165	—	Lake Cumberland Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.166	—	Lake Cumberland Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.167	—	Lake Cumberland Regional Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.168	—	Lake Cumberland Regional Hospital, LLC Second Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.169	—	Lake Cumberland Regional Physician Hospital Organization, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.170	—	Lake Cumberland Regional Physician Hospital Organization, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.171	—	Lakeland Community Hospital, LLC (formerly Burdick West Medical Center, LLC) Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.172	—	Lakeland Community Hospital, LLC (formerly Burdick West Medical Center, LLC) Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.173	—	Lakeland Physician Practices, LLC (formerly Burdick West Physician Practices, LLC) Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.174	—	Lakeland Physician Practices, LLC (formerly Burdick West Physician Practices, LLC) Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.175	—	Lander Valley Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.176	—	Lander Valley Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.177	—	Las Cruces Cardiology Group, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

Exhibit Number		Description of Exhibits
3.178	—	Las Cruces Cardiology Group, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.179	—	Las Cruces Endoscopy Partner, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.180	—	Las Cruces Endoscopy Partner, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.181	—	Las Cruces Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.182	—	Las Cruces Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.183	—	LCMC MRI, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.184	—	LCMC MRI, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.185	—	LCMC PET, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.186	—	LCMC PET, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.187	—	LHSC, LLC (formerly LOSCO, LLC) Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.188	—	LHSC, LLC (formerly LOSCO, LLC) Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.189	—	LifePoint Acquisition Corp. Certificate of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.190	—	LifePoint Acquisition Corp. By-Laws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.191	—	LifePoint Billing Services, LLC (formerly America Group, LLC) Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.192	—	LifePoint Billing Services, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.193	—	LifePoint Corporate Services, General Partnership Statement of Partnership Existence (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number			Description of Exhibits
3.194		—	LifePoint Corporate Services, General Partnership Agreement of General Partnership (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.195		—	LifePoint CSLP, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.196		—	LifePoint CSLP, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.197		—	LifePoint Holdings 2, LLC Certificate of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.198		—	LifePoint Holdings 2, LLC Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.199	*	—	LifePoint Hospitals Holdings, LLC (formerly LifePoint Hospitals Holdings, Inc.) Certificate of Formation.

3.200	*	—	LifePoint Hospitals Holdings, LLC (formerly LifePoint Hospitals Holdings, Inc.) Limited Liability Company Agreement.

3.201		—	LifePoint Medical Group- Hillside, Inc. (formerly Columbia Medical Group-Hillside, Inc.) Charter (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.202		—	LifePoint Medical Group-Hillside, Inc. (formerly Columbia Medical Group-Hillside, Inc.) By-Laws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.203	*	—	LifePoint NMTC, LLC Certificate of Formation.

3.204	*	—	LifePoint NMTC, LLC Limited Liability Company Agreement.

3.205		—	LifePoint of Kentucky, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.206		—	LifePoint of Kentucky, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.207		—	LifePoint of Lake Cumberland, LLC (formerly Lake Cumberland, LLC) Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.208		—	LifePoint of Lake Cumberland, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.209	*	—	LifePoint PSO, LLC Certificate of Formation.

3.210	*	—	LifePoint PSO, LLC Limited Liability Company Agreement.

3.211		—	LifePoint RC, Inc. (formerly Columbia America RC, Inc.) Certificate of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.212		—	LifePoint RC, Inc. (formerly Columbia America RC, Inc.) By-Laws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.213		—	LifePoint VA Holdings, Inc. Certificate of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number		Description of Exhibits
3.214	—	LifePoint VA Holdings, Inc. By-Laws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.215	—	LifePoint WV Holdings, Inc. Certificate of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.216	—	LifePoint WV Holdings, Inc. By-Laws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.217	—	Livingston Regional Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.218	—	Livingston Regional Hospital, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.219	—	Logan General Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.220	—	Logan General Hospital, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.221	—	Logan Healthcare Partner, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.222	—	Logan Healthcare Partner, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.223	—	Logan Medical, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.224	—	Logan Medical, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.225	—	Logan Memorial Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.226	—	Logan Memorial Hospital, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.227	—	Logan Physician Practice, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.228	—	Logan Physician Practice, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.229	—	Los Alamos Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.230	—	Los Alamos Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number		Description of Exhibits
3.231	—	Martinsville Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.232	—	Martinsville Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.233	—	Meadowview Physician Practice, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.234	—	Meadowview Physician Practice, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.235	—	Meadowview Regional Medical Center, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.236	—	Meadowview Regional Medical Center, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.237	—	Meadowview Rights, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.238	—	Meadowview Rights, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.239	—	Memorial Hospital of Martinsville & Henry County Ambulatory Surgery Center, LLC Certificate of Organization (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.240	—	Memorial Hospital of Martinsville & Henry County Ambulatory Surgery Center, LLC Operating Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.241	—	Memorial Prompt Care, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.242	—	Memorial Prompt Care, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.243	—	Mercy Physician Practices, LLC (formerly Ville Platte Physician Practices, LLC) Certificate of Formation, as amended (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.244	—	Mercy Physician Practices, LLC (formerly Ville Platte Physician Practices, LLC) Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.245	—	Mexia Principal Healthcare Limited Partnership Certificate of Limited Partnership (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number			Description of Exhibits
3.246		—	Mexia Principal Healthcare Limited Partnership Limited Partnership Agreement, including Amendment (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.247		—	Mexia-Principal, Inc. Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.248		—	Mexia-Principal, Inc. By-Laws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.249		—	Minden Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.250		—	Minden Physician Practices, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.251	*	—	My HealthPoint, LLC Certificate of Formation.

3.252	*	—	My HealthPoint, LLC Limited Liability Company Agreement.

3.253	*	—	Nason Medical Center, LLC Certificate of Formation.

3.254	*	—	Nason Medical Center, LLC Limited Liability Company Agreement.

3.255	*	—	Nason Physician Practices, LLC Certificate of Formation.

3.256	*	—	Nason Physician Practices, LLC Limited Liability Company Agreement.

3.257		—	Northeastern Nevada Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.258		—	Northeastern Nevada Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.259		—	Northwest Medical Center-Winfield, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.260		—	Northwest Medical Center-Winfield, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.261		—	Norton Partner, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.262		—	Norton Partner, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.263		—	NWMC-Winfield Hospitalist Physicians, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.264		—	NWMC-Winfield Hospitalist Physicians, Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.265		—	NWMC-Winfield Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number		Description of Exhibits
3.266	—	NWMC-Winfield Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.267	—	OmniPoint Surgical Associates, LLC (formerly AMG-Hilcrest, LLC) Certificate of Formation, as amended (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.268	—	OmniPoint Surgical Associates, LLC (formerly AMG-Hilcrest, LLC) Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.269	—	Opelousas Imaging Center Partner, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.270	—	Opelousas Imaging Center Partner, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.271	—	Opelousas PET/CT Imaging Center, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.272	—	Opelousas PET/CT Imaging Center, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.273	—	Orthopedics of Southwest Virginia, LLC Certificate of Organization (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.274	—	Orthopedics of Southwest Virginia, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.275	—	Palestine-Principal G.P., Inc. Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.276	—	Palestine-Principal G.P., Inc. By-Laws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.277	—	Palestine Principal Healthcare Limited Partnership Certificate of Limited Partnership (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.278	—	Palestine Principal Healthcare Limited Partnership Amended and Restated Limited Partnership Agreement, including Amendment (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.279	—	PHC-Ashland, L.P. Certificate of Limited Partnership (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.280	—	PHC-Ashland, L.P. Agreement of Limited Partnership (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.281	—	PHC-Aviation, Inc. Charter (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.282	—	PHC-Aviation, Inc. By-Laws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number		Description of Exhibits
3.283	—	PHC-Cleveland, Inc. Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.284	—	PHC-Cleveland, Inc. Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.285	—	PHC-Elko, Inc. Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.286	—	PHC-Elko, Inc. Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.287	—	PHC-Fort Mohave, Inc. Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.288	—	PHC-Fort Mohave, Inc. Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.289	—	PHC-Fort Morgan, Inc. Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.290	—	PHC-Fort Morgan, Inc. Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.291	—	PHC-Lake Havasu, Inc. Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.292	—	PHC-Lake Havasu, Inc. Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.293	—	PHC-Lakewood, Inc. Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.294	—	PHC-Lakewood, Inc. Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.295	—	PHC-Las Cruces, Inc. Certificate of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.296	—	PHC-Las Cruces, Inc. Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.297	—	PHC-Los Alamos, Inc. Certificate of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.298	—	PHC-Los Alamos, Inc. Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.299	—	PHC-Louisiana, Inc. Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.300	—	PHC-Louisiana, Inc. Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.301	—	PHC-Martinsville, Inc. Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.302	—	PHC-Martinsville, Inc. Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.303	—	PHC-Minden G.P., Inc. Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.304	—	PHC-Minden G.P., Inc. Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number			Description of Exhibits
3.305		—	PHC-Minden, L.P. Partnership Registration Form attaching Agreement of Limited Partnership (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.306		—	PHC-Minden, L.P. Agreement of Limited Partnership (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.307		—	PHC-Morgan City, L.P. Partnership Registration Form attaching Articles of Limited Partnership (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.308		—	PHC-Morgan City, L.P. Amended and Restated Articles of Limited Partnership (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.309		—	PHC-Morgan Lake, Inc. Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.310		—	PHC-Morgan Lake, Inc. Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.311		—	PHC-Selma LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.312		—	PHC-Selma LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.313		—	PHC-Tennessee, Inc. Charter (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.314		—	PHC-Tennessee, Inc. Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.315	*	—	Piedmont Partner, LLC Certificate of Formation.

3.316	*	—	Piedmont Partner, LLC Limited Liability Company Agreement.

3.317		—	PineLake Physician Practice, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.318		—	PineLake Physician Practice, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.319		—	PineLake Regional Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.320		—	PineLake Regional Hospital, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.321		—	Poitras Practice, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.322		—	Poitras Practice, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.323		—	Portage Partner, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

Exhibit Number			Description of Exhibits
3.324		—	Portage Partner, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.325		—	PRHC-Alabama, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.326		—	PRHC-Alabama, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.327		—	PRHC-Ennis G.P. Inc. (formerly PHC-Trinity Valley, Inc.) Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.328		—	PRHC-Ennis G.P. Inc. (formerly PHC-Trinity Valley, Inc.) By-Laws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.329		—	PRHC-Ennis, L.P. (formerly PHC-Palestine (Trinity), L.P.) Certificate of Limited Partnership (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.330		—	PRHC-Ennis, L.P. (formerly PHC-Palestine (Trinity), L.P.) Agreement of Limited Partnership including Amendment No. 1 (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.331		—	Principal Hospital Company of Nevada, Inc. Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.332		—	Principal Hospital Company of Nevada, Inc. Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.333		—	Principal Knox, L.L.C. Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.334		—	Principal Knox, L.L.C. Second Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.335		—	Principal-Needles, Inc. Charter (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.336		—	Principal-Needles, Inc. Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.337	*	—	Professional Billing Services, LLC Certificate of Formation.

3.338	*	—	Professional Billing Services, LLC Limited Liability Company Agreement.

3.339	*	—	Providence Group Practices, LLC Certificate of Formation.

3.340	*	—	Providence Group Practices, LLC Limited Liability Company Agreement.

3.341	*	—	Providence Group Practices II, LLC Certificate of Formation.

3.342	*	—	Providence Group Practices II, LLC Limited Liability Company Agreement.

3.343	*	—	Providence Holding Company, LLC Certificate of Formation.

3.344	*	—	Providence Holding Company, LLC Limited Liability Company Agreement.

3.345	*	—	Providence Hospital, LLC Certificate of Formation.

3.346	*	—	Providence Hospital, LLC Limited Liability Company Agreement.

Exhibit Number			Description of Exhibits
3.347	*	—	Providence Physician Practices, LLC Certificate of Formation.

3.348	*	—	Providence Physician Practices, LLC Limited Liability Company Agreement.

3.349	*	—	Province Healthcare Company, LLC (formerly Province Healthcare Company) Certificate of Formation.

3.350	*	—	Province Healthcare Company, LLC (formerly Province Healthcare Company) Limited Liability Company Agreement.

3.351		—	R. Kendall Brown Practice, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.352		—	R. Kendall Brown Practice, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.353		—	Raleigh General Hospital, LLC Articles of Organization (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.354		—	Raleigh General Hospital, LLC Amended and Restated Operating Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.355		—	River Parishes Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.356		—	River Parishes Hospital, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.357		—	River Parishes Partner, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.358		—	River Parishes Partner, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.359		—	River Parishes Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.360		—	River Parishes Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.361		—	Riverton Memorial Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.362		—	Riverton Memorial Hospital, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.363		—	Riverton Oncology Practice, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.364		—	Riverton Oncology Practice, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number			Description of Exhibits
3.365		—	Riverton Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.366		—	Riverton Physician Practices, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.367		—	Riverview Medical Center, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.368		—	Riverview Medical Center, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.369		—	Riverview Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.370		—	Riverview Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.371		—	Russellville Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.372		—	Russellville Hospital, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.373		—	Russellville Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.374		—	Russellville Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.375		—	Select Healthcare, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.376		—	Select Healthcare, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.377		—	Selma Diagnostic Imaging, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.378		—	Selma Diagnostic Imaging, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.379	*	—	Shared Business Services, LLC Certificate of Formation.

3.380	*	—	Shared Business Services, LLC Limited Liability Company Agreement.

3.381		—	Siletchnik Practice, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number		Description of Exhibits
3.382	—	Siletchnik Practice, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.383	—	Smith County Memorial Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.384	—	Smith County Memorial Hospital, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.385	—	Somerset Surgery Partner, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.386	—	Somerset Surgery Partner, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.387	—	Southern Tennessee EMS, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.388	—	Southern Tennessee EMS, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.389	—	Southern Tennessee Medical Center, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.390	—	Southern Tennessee Medical Center, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.391	—	Southern Tennessee PHO, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.392	—	Southern Tennessee PHO, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.393	—	Spring View Hospital, LLC Certificate of Formation Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.394	—	Spring View Hospital, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.395	—	Spring View Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.396	—	Spring View Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.397	—	Springhill Medical Center, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number			Description of Exhibits
3.398		—	Springhill Medical Center, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.399		—	SST Community Health, L.L.C. Articles of Organization, as amended (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.400		—	SST Community Health, L.L.C. Amended and Restated Operating Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.401	*	—	St. Francis Affiliated Services, LLC Certificate of Formation.

3.402	*	—	St. Francis Affiliated Services, LLC Limited Liability Company Agreement.

3.403	*	—	St. Francis Health, LLC Certificate of Formation.

3.404	*	—	St. Francis Health, LLC Limited Liability Company Agreement.

3.405	*	—	St. Francis Physician Practices, LLC Certificate of Formation.

3.406	*	—	St. Francis Physician Practices, LLC Limited Liability Company Agreement.

3.407		—	Sumner Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.408		—	Sumner Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.409		—	Sumner Real Estate Holdings, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.410		—	Sumner Real Estate Holdings, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.411		—	Sumner Regional Medical Center, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.412		—	Sumner Regional Medical Center, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.413	*	—	Teche Regional Physician Practices, LLC Certificate of Formation.

3.414	*	—	Teche Regional Physician Practices, LLC Limited Liability Company Agreement.

3.415		—	Texas Specialty Physicians Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.416		—	Texas Specialty Physicians Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.417		—	Intentionally omitted.

3.418		—	Intentionally omitted.

3.419		—	THM Physician Practice, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number			Description of Exhibits
3.420		—	THM Physician Practice, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.421		—	Trousdale Medical Center, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.422		—	Trousdale Medical Center, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.423		—	Trousdale Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.424		—	Trousdale Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated July 11, 2014, File No. 333-197380).

3.425	*	—	Two Rivers Physician Practices, LLC Certificate of Formation.

3.426	*	—	Two Rivers Physician Practices, LLC Limited Liability Company Agreement.

3.427		—	Valley View Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.428		—	Valley View Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.429		—	Vaughan Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.430		—	Vaughan Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.431		—	Ville Platte Medical Center, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.432		—	Ville Platte Medical Center, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.433	*	—	Watertown Partner, LLC Certificate of Formation.

3.434	*	—	Watertown Partner, LLC Limited Liability Company Agreement.

3.435		—	West Virginia Management Services Organization, Inc. Articles of Incorporation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.436		—	West Virginia Management Services Organization, Inc. Bylaws (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.437		—	Western Plains Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

Exhibit Number			Description of Exhibits
3.438		—	Western Plains Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.439		—	Western Plains Regional Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.440		—	Western Plains Regional Hospital, LLC Amended and Restated Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.441		—	Woodford Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.442		—	Woodford Hospital, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.443		—	Wythe County Community Hospital, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.444		—	Wythe County Community Hospital LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.445		—	Wythe County Physician Practices, LLC Certificate of Formation (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

3.446		—	Wythe County Physician Practices, LLC Limited Liability Company Agreement (incorporated by reference from exhibits to LifePoint Hospitals, Inc. Form S-4 dated May 6, 2011, File No. 333-174014).

4.1		—	Indenture, dated as of May 26, 2016, by and among LifePoint Health, Inc., the Guarantors (as defined therein) and The Bank of New York Mellon Trust Company, N.A. as trustee (including the Form of 5.375% Senior Note due 2024) (incorporated by reference from exhibits to the LifePoint Health, Inc. Current Report on Form 8-K dated May 26, 2016, File No. 000-51251).

4.2		—	Registration Rights Agreement, dated as of May 26, 2016, by and among LifePoint Health, Inc., the Guarantors (as defined therein) and Goldman, Sachs & Co. as representative of the several initial purchasers (incorporated by reference from exhibits to the LifePoint Health, Inc. Current Report on Form 8-K dated May 26, 2016, File No. 000-51251).

5.1	*	—	Opinion of White & Case LLP.

5.2	*	—	Opinion of Coppersmith Brockelman PLC.

5.3	*	—	Opinions of Gordon Rees Scully Mansukhani, LLP.

5.4	*	—	Opinion of Bryan Cave LLP.

5.5	†	—	Opinions of Hancock, Daniel, Johnson & Nagle, P.C.

5.6	*	—	Opinion of Taylor, Porter, Brooks & Phillips, L.L.P.

5.7	*	—	Opinion of Plunkett Cooney, P.C.

5.8	*	—	Opinion of Lewis Roca Rothgerber LLP.

5.9	†	—	Opinion of Stradley Ronon Stevens & Young, LLP.

Exhibit Number			Description of Exhibits
5.10	*	—	Opinions of Waller Lansden Dortch & Davis, LLP.

12.1		—	Statement Regarding Computation of Ratio of Earnings to Fixed Charges (incorporated herein by reference to LifePoint Health, Inc.'s annual report on Form 10-K for the year ended December 31, 2016, File No. 000-51251).

21.1		—	List of Subsidiaries (incorporated herein by reference to LifePoint Health, Inc.'s annual report on Form 10-K for the year ended December 31, 2016, File No. 000-51251).

23.1	*	—	Consent of Independent Registered Public Accounting Firm.

23.2	*	—	Consent of White & Case LLP (included in its opinion filed as Exhibit 5.1).

24.1	*	—	Powers of Attorney.

25.1	*	—	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture, dated May 26, 2016 by and among LifePoint Health, Inc., the Guarantors (as defined therein) and The Bank of New York Mellon Trust Company, N.A., as trustee.

99.1	*	—	Form of Letter of Transmittal.

99.2	*	—	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

99.3	*	—	Form of Letter to Clients.

*
Previously filed

†
Filed herewith
(b)
FINANCIAL STATEMENT SCHEDULES

        Financial schedules are omitted because they are not applicable or the information is incorporated herein by reference.

ITEM 22.    UNDERTAKINGS

        (a)   The undersigned registrants hereby undertake:

          (1)   to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i)  to include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii)  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

            (iii)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2)   that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

          (3)   to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

        (b)   The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c)   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

        (d)   The undersigned registrants hereby undertake that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on

Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

        (e)   The undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be sellers to the purchaser and will be considered to offer or sell such securities to such purchaser:

              (i)  Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

             (ii)  Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;

            (iii)  The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of the undersigned registrants; and

            (iv)  Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

        (f)    The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

        (g)   The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, as amended, LifePoint Health, Inc. has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

LifePoint Health, Inc.

By:	/s/ William F. Carpenter III William F. Carpenter III
Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William F. Carpenter III William F. Carpenter III	Chairman and Chief Executive Officer, Director (Principal Executive Officer)	April 7, 2017
/s/ Michael S. Coggin Michael S. Coggin	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	April 7, 2017
* Kermit R. Crawford	Director	April 7, 2017
* Richard H. Evans	Lead Director	April 7, 2017
* Michael P. Haley	Director	April 7, 2017
* Marguerite W. Kondracke	Director	April 7, 2017
* John E. Maupin, Jr.	Director	April 7, 2017
* Jana R. Schreuder	Director	April 7, 2017

Signature		Title	Date

* Reed V. Tuckson		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

Bell Physician Practices, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Melissa Waddey		President, Director	April 7, 2017
* Jennifer C. Peters		Director	April 7, 2017
* Victor E. Giovanetti		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

Brim Hospitals, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* David M. Dill		President, Director	April 7, 2017
/s/ Christy S. Green Christy S. Green		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

Care Health Company, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* David M. Dill		President, Director	April 7, 2017
/s/ Christy S. Green Christy S. Green		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        Clinch Valley Medical Center, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Victor E. Giovanetti		President, Director	April 7, 2017
* Conrad Deese		Chief Financial Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

  Dodge City Healthcare Partner, Inc.

By:	/s/ J. Michael Grooms
J. Michael Grooms
Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

  Historic LifePoint Hospitals, LLC
  Province Healthcare Company, LLC

  REGISTRANTS (as listed on the attached Schedule I of Subsidiary Registrants)
  By: Sole Member, Historic LifePoint Hospitals, LLC

  REGISTRANTS (as listed on the attached Schedule II of Subsidiary Registrants)
  By: Sole Member, Province Healthcare Company, LLC

  By: Sole Member, LifePoint Health, Inc.

By:	/s/ J. Michael Grooms
J. Michael Grooms
Vice President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William F. Carpenter III	Chairman and Chief Executive Officer, Director (Principal Executive Officer)	April 7, 2017
* Michael S. Coggin	Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Accounting Officer)	April 7, 2017
* Kermit R. Crawford	Director	April 7, 2017
* Richard H. Evans	Director	April 7, 2017
* Michael P. Haley	Director	April 7, 2017
* Marguerite W. Kondracke	Director	April 7, 2017

Signature		Title	Date

* John E. Maupin, Jr.		Director	April 7, 2017
* Jana R. Schreuder		Director	April 7, 2017
* Reed V. Tuckson		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        Kansas Healthcare Management Company, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* David M. Dill		President, Director	April 7, 2017
/s/ Christy S. Green Christy S. Green		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        Kentucky Physician Services, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Melissa Waddey		President, Director	April 7, 2017
* Jennifer C. Peters		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        LifePoint Acquisition Corp.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* David M. Dill		President, Director	April 7, 2017
/s/ Christy S. Green Christy S. Green		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        LifePoint Medical Group—Hillside, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Melissa Waddey		President, Director	April 7, 2017
* Jennifer C. Peters		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        LifePoint RC, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* David M. Dill		President, Director	April 7, 2017
/s/ Christy S. Green Christy S. Green		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        LifePoint VA Holdings, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* David M. Dill		President, Director	April 7, 2017
/s/ Christy S. Green Christy S. Green		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        LifePoint WV Holdings, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* David M. Dill		President, Director	April 7, 2017
/s/ Christy S. Green Christy S. Green		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

  Memorial Hospital of Martinsville & Henry
  County Ambulatory Surgery Center, LLC
  By: Sole Member
  PHC-Martinsville, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Victor E. Giovanetti		President, Director	April 7, 2017
* Conrad Deese		Chief Financial Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        Mexia-Principal, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        Palestine-Principal G.P., Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

  Palestine Principal Healthcare Limited Partnership
  By: General Partner
  Palestine-Principal G.P., Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

  Palestine Principal Healthcare Limited Partnership
  By: Limited Partner
  Principal Hospital Company of Nevada, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        PHC-Aviation, Inc.

By:	/s/ J. Michael Grooms
J. Michael Grooms
Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* David M. Dill		President, Director	April 7, 2017
/s/ Christy S. Green Christy S. Green		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        PHC-Cleveland, Inc.

By:	/s/ J. Michael Grooms
J. Michael Grooms
Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* R. Scott Raplee		President, Director	April 7, 2017
* Jonathan C. Wall		Chief Financial Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        PHC-Elko, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        PHC-Fort Mohave, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        PHC-Fort Morgan, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        PHC-Lake Havasu, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        PHC-Lakewood, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        PHC-Las Cruces, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        PHC-Los Alamos, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms
Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        PHC-Louisiana, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms
Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        PHC-Martinsville, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Victor E. Giovanetti		President, Director	April 7, 2017
* Conrad Deese		Chief Financial Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        PHC-Minden G.P., Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        PHC-Morgan Lake, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        PHC-Tennessee, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* David M. Dill		President, Director	April 7, 2017
/s/ Christy S. Green Christy S. Green		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        PRHC-Ennis G.P., Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        Principal Hospital Company of Nevada, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        Principal-Needles, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* David M. Dill		President, Director	April 7, 2017
/s/ Christy S. Green Christy S. Green		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        Texas Specialty Physicians

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Melissa Waddey		President	April 7, 2017
* Phillip Jones M.D.		Director	April 7, 2017
* Robert Blackwell, M.D.		Director	April 7, 2017
* Jerry W. Simmons, M.D.		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        West Virginia Management Services Organization, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Victor E. Giovanetti		President, Director	April 7, 2017
* Conrad Deese		Chief Financial Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        Raleigh General Hospital, LLC

By: Sole Member
LifePoint WV Holdings, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* David M. Dill		President, Director	April 7, 2017
/s/ Christy S. Green Christy S. Green		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        Ashland Physician Services, LLC

By: Sole Member
PHC-Ashland, L.P.

  By: General Partner
  PHC-Tennessee, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* David M. Dill		President, Director	April 7, 2017
/s/ Christy S. Green Christy S. Green		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        Ashland Physician Services, LLC

By: Sole Member
PHC-Ashland, L.P.

  By: Limited Partner
  Principal Hospital Company of Nevada, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        HRMC, LLC

By: Sole Member
PHC-Lake Havasu, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        Kansas Healthcare Management Services, LLC

By: General Member
Kansas Healthcare Management Company, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* David M. Dill		President, Director	April 7, 2017
/s/ Christy S. Green Christy S. Green		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        REGISTRANTS

Clinch Professional Physician Services, LLC
Clinch Valley Physicians Associates, LLC
Clinch Valley Pulmonology, LLC
Clinch Valley Urology, LLC
Orthopedics of Southwest Virginia, LLC
By: Sole Member
LifePoint VA Holdings, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* David M. Dill		President, Director	April 7, 2017
/s/ Christy S. Green Christy S. Green		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        Mexia Principal Healthcare Limited Partnership

By: General Partner
Mexia-Principal, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        REGISTRANTS

Mexia Principal Healthcare Limited Partnership
PHC-Ashland, L.P.
PRHC-Ennis, L.P.
By: Limited Partner
Principal Hospital Company of Nevada, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        PHC-Ashland, L.P.

By: General Partner
PHC-Tennessee, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* David M. Dill		President, Director	April 7, 2017
/s/ Christy S. Green Christy S. Green		Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        PHC-Minden, L.P.

By: General Partner
PHC-Minden G.P., Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

        REGISTRANTS

PHC-Minden, L.P.

        By: Limited Partner

PHC-Louisiana, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

  PHC-Morgan City, L.P.
  By: General Partner
  PHC-Lakewood, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

  PHC-Morgan City, L.P.
  By: Limited Partner
  PHC-Morgan Lake, Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on the 7th day of April, 2017.

  PRHC-Ennis, L.P.
  By: General Partner
  PRHC-Ennis G.P., Inc.

By:	/s/ J. Michael Grooms J. Michael Grooms Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ J. Michael Grooms J. Michael Grooms		Vice President and Treasurer	April 7, 2017
* Robert N. Klein		President, Director	April 7, 2017
* Bradley R. Owens		Chief Operations Officer, Director	April 7, 2017
*By:	/s/ Christy S. Green Christy S. Green As Attorney in Fact

Schedule I: Registrants

AMG-HILLSIDE, LLC
By: LifePoint Medical Group—Hillside, Inc.
By: LifePoint Holdings 2, LLC
By: LifePoint Hospitals Holdings, LLC

BOURBON COMMUNITY HOSPITAL, LLC
BOURBON PHYSICIAN PRACTICE, LLC
BUFFALO TRACE RADIATION ONCOLOGY ASSOCIATES, LLC
FLEMING MEDICAL CENTER, LLC
GEORGETOWN COMMUNITY HOSPITAL, LLC
HCK LOGAN MEMORIAL, LLC
KENTUCKY MSO, LLC
LOGAN MEMORIAL HOSPITAL, LLC
LOGAN PHYSICIAN PRACTICE, LLC
MEADOWVIEW PHYSICIAN PRACTICE, LLC
MEADOWVIEW REGIONAL MEDICAL CENTER, LLC
PINELAKE PHYSICIAN PRACTICE, LLC
PINELAKE REGIONAL HOSPITAL, LLC
R. KENDALL BROWN PRACTICE, LLC
SILETCHNIK PRACTICE, LLC
WOODFORD HOSPITAL, LLC
By: LifePoint of Kentucky, LLC
By: LifePoint Holdings 2, LLC
By: LifePoint Hospitals Holdings, LLC
DANVILLE REGIONAL MEDICAL CENTER SCHOOL OF HEALTH PROFESSIONS, LLC GATEWAY HEALTH ALLIANCE, INC. TWO RIVERS PHYSICIAN PRACTICES, LLC
By: Danville Regional Medical Center, LLC
By: LifePoint Holdings 2, LLC
By: LifePoint Hospitals Holdings, LLC

LAKE CUMBERLAND CARDIOLOGY ASSOCIATES, LLC
LAKE CUMBERLAND PHYSICIAN PRACTICES, LLC
LAKE CUMBERLAND REGIONAL HOSPITAL, LLC
LAKE CUMBERLAND REGIONAL PHYSICIAN HOSPITAL ORGANIZATION, LLC
LCMC MRI, LLC
LCMC PET, LLC
SOMERSET SURGERY PARTNER, LLC
By: LifePoint of Lake Cumberland, LLC
By: LifePoint Holdings 2, LLC
By: LifePoint Hospitals Holdings, LLC
OPELOUSAS PET/CT IMAGING CENTER, LLC
By: Opelousas Imaging Center Partner, LLC
By: LifePoint Holdings 2, LLC
By: LifePoint Hospitals Holdings, LLC
PROVIDENCE GROUP PRACTICES, LLC PROVIDENCE GROUP PRACTICES II, LLC PROVIDENCE HOSPITAL, LLC PROVIDENCE PHYSICIAN PRACTICES, LLC
By: Providence Holding Company, LLC
By: LifePoint Holdings 2, LLC
By: LifePoint Hospitals Holdings, LLC

SST COMMUNITY HEALTH, L.L.C.
By: Sumner Regional Medical Center, LLC
By: LifePoint Holdings 2, LLC
By: LifePoint Hospitals Holdings, LLC
ACQUISITION BELL HOSPITAL, LLC
AMG-CROCKETT, LLC
AMG-LIVINGSTON, LLC
AMG-LOGAN, LLC
AMG-SOUTHERN TENNESSEE, LLC
AMG-TRINITY, LLC
ANDALUSIA PHYSICIAN PRACTICES, LLC
ANDALUSIA PROFESSIONAL SERVICES, LLC
ATHENS PHYSICIANS PRACTICE, LLC
ATHENS REGIONAL MEDICAL CENTER, LLC
ATHENS SURGERY CENTER PARTNER, LLC
BELL JV, LLC
CLARK REGIONAL PHYSICIAN PRACTICES, LLC
COMMUNITY-BASED SERVICES, LLC
COMMUNITY MEDICAL, LLC
COMMUNITY HOSPITAL OF ANDALUSIA, LLC
CROCKETT HOSPITAL, LLC
CROCKETT PHO, LLC
DANVILLE DIAGNOSTIC IMAGING CENTER, LLC
DANVILLE PHYSICIAN PRACTICES, LLC
DANVILLE REGIONAL MEDICAL CENTER, LLC
DLP PARTNER, LLC
DLP PARTNER CENTRAL CAROLINA, LLC
DLP PARTNER CONEMAUGH, LLC
DLP PARTNER FRYE, LLC
DLP PARTNER MARQUETTE, LLC
DLP PARTNER MEDWEST, LLC
DLP PARTNER TWIN COUNTY, LLC
DLP PARTNER WILSON RUTHERFORD, LLC
FAUQUIER PARTNER, LLC
GEORGETOWN REHABILITATION, LLC
HDP ANDALUSIA, LLC
HDP GEORGETOWN, LLC
HILLSIDE HOSPITAL, LLC
HSC MANAGER, LLC
KANSAS HEALTHCARE MANAGEMENT SERVICES, LLC
KENTUCKY HOSPITAL, LLC
KENTUCKY MEDSERV, LLC
LAKELAND COMMUNITY HOSPITAL, LLC
LAKELAND PHYSICIAN PRACTICES, LLC
LHSC, LLC
LIFEPOINT OF KENTUCKY, LLC
LIFEPOINT OF LAKE CUMBERLAND, LLC
LIVINGSTON REGIONAL HOSPITAL, LLC
LOGAN MEDICAL, LLC
MEADOWVIEW RIGHTS, LLC
MERCY PHYSICIAN PRACTICES, LLC
NASON MEDICAL CENTER, LLC
NASON PHYSICIAN PRACTICES, LLC

NORTHWEST MEDICAL CENTER—WINFIELD, LLC
NORTON PARTNER, LLC
NWMC—WINFIELD HOSPITALIST PHYSICIANS, LLC
NWMC—WINFIELD PHYSICIAN PRACTICES, LLC
OMNIPOINT SURGICAL ASSOCIATES, LLC
OPELOUSAS IMAGING CENTER PARTNER, LLC
PIEDMONT PARTNER, LLC
PORTAGE PARTNER, LLC
PROFESSIONAL BILLING SERVICES, LLC
PROVIDENCE HOLDING COMPANY, LLC
RIVER PARISHES HOSPITAL, LLC
RIVER PARISHES PARTNER, LLC
RIVER PARISHES PHYSICIAN PRACTICES, LLC
RIVERVIEW MEDICAL CENTER, LLC
RIVERVIEW PHYSICIAN PRACTICES, LLC
RUSSELLVILLE HOSPITAL, LLC
RUSSELLVILLE PHYSICIAN PRACTICES, LLC
SELECT HEALTHCARE, LLC
SMITH COUNTY MEMORIAL HOSPITAL, LLC
SOUTHERN TENNESSEE EMS, LLC
SOUTHERN TENNESSEE MEDICAL CENTER, LLC
SOUTHERN TENNESSEE PHO, LLC
SPRING VIEW HOSPITAL, LLC
SPRING VIEW PHYSICIAN PRACTICES, LLC
SPRINGHILL MEDICAL CENTER, LLC
ST. FRANCIS AFFILIATED SERVICES, LLC
ST. FRANCIS HEALTH, LLC
ST. FRANCIS PHYSICIAN PRACTICES, LLC
SUMNER PHYSICIAN PRACTICES, LLC
SUMNER REAL ESTATE HOLDINGS, LLC
SUMNER REGIONAL MEDICAL CENTER, LLC
THM PHYSICIAN PRACTICE, LLC
TROUSDALE MEDICAL CENTER, LLC
TROUSDALE PHYSICIAN PRACTICES, LLC
VILLE PLATTE MEDICAL CENTER, LLC
WATERTOWN PARTNER, LLC
WYTHE COUNTY COMMUNITY HOSPITAL, LLC
WYTHE COUNTY PHYSICIAN PRACTICES, LLC
By: LifePoint Holdings 2, LLC
By: LifePoint Hospitals Holdings, LLC
ADVANTAGEPOINT HEALTH ALLIANCE—BLUE RIDGE, LLC ADVANTAGEPOINT HEALTH ALLIANCE—FAUQUIER, LLC ADVANTAGEPOINT HEALTH ALLIANCE—GREAT LAKES, LLC ADVANTAGEPOINT HEALTH ALLIANCE—LAUREL HIGHLANDS, LLC
By: AdvantagePoint Health Alliance, LLC
By: LifePoint Hospitals Holdings, LLC
AMERICA MANAGEMENT COMPANIES, LLC LIFEPOINT BILLING SERVICES, LLC
By: LifePoint Corporate Services, General Partnership
By: LifePoint Hospitals Holdings, LLC

LIFEPOINT CORPORATE SERVICES, GENERAL PARTNERSHIP
By: Limited Partner, LifePoint CSLP, LLC
By: General Partner, HSCGP, LLC
By: LifePoint Hospitals Holdings, LLC
CASTLEVIEW HOSPITAL, LLC CASTLEVIEW PHYSICIAN PRACTICE, LLC
By: Castleview Medical, LLC
By: LifePoint Hospitals Holdings, LLC
DODGE CITY HEALTHCARE GROUP, LLC
By: Western Plains Regional Hospital, LLC
By: LifePoint Hospitals Holdings, LLC
LOGAN HEALTHCARE PARTNER, LLC
By: Logan General Hospital, LLC
By: LifePoint Hospitals Holdings, LLC
WESTERN PLAINS PHYSICIAN PRACTICES, LLC
By: Dodge City Healthcare Group. LLC
By: Western Plains Regional Hospital, LLC
By: LifePoint Hospitals Holdings, LLC

ADVANTAGEPOINT HEALTH ALLIANCE, LLC
ASHLEY VALLEY MEDICAL CENTER, LLC
ASHLEY VALLEY PHYSICIAN PRACTICE, LLC
CASTLEVIEW MEDICAL, LLC
HOME HEALTH PARTNER, LLC
HSC CREDENTIALING SUPPORT SERVICES, LLC
HSCGP, LLC
LANDER VALLEY PHYSICIAN PRACTICES, LLC
LIFEPOINT CSLP, LLC
LIFEPOINT HOLDINGS 2, LLC
LIFEPOINT NMTC, LLC
LIFEPOINT PSO, LLC
LOGAN GENERAL HOSPITAL, LLC
MY HEALTHPOINT, LLC
POITRAS PRACTICE, LLC
RIVERTON ONCOLOGY PRACTICE, LLC
RIVERTON PHYSICIAN PRACTICES, LLC
RIVERTON MEMORIAL HOSPITAL, LLC
SHARED BUSINESS SERVICES, LLC
WESTERN PLAINS REGIONAL HOSPITAL, LLC
By: LifePoint Hospitals Holdings, LLC
LIFEPOINT HOSPITALS HOLDINGS, LLC

Schedule II: Registrants

BOLIVAR PHYSICIAN PRACTICES, LLC
COLORADO PLAINS PHYSICIAN PRACTICES, LLC
LAS CRUCES CARDIOLOGY GROUP, LLC
LAS CRUCES ENDOSCOPY PARTNER, LLC
LAS CRUCES PHYSICIAN PRACTICES, LLC
LOS ALAMOS PHYSICIAN PRACTICES, LLC
MARTINSVILLE PHYSICIAN PRACTICES, LLC
MEMORIAL PROMPT CARE, LLC
MINDEN PHYSICIAN PRACTICES, LLC
NORTHEASTERN NEVADA PHYSICIAN PRACTICES, LLC
PHC-SELMA, LLC
PRHC-ALABAMA, LLC
PRINCIPAL KNOX, L.L.C.
TECHE REGIONAL PHYSICIAN PRACTICES, LLC
VALLEY VIEW PHYSICIAN PRACTICES, LLC
SELMA DIAGNOSTIC IMAGING, LLC
By: PHC-Selma, LLC
VAUGHAN PHYSICIAN PRACTICES, LLC
By: PRHC-Alabama, LLC

QuickLinks

Table of Additional Registrant Guarantors
EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS
  ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES
  ITEM 22. UNDERTAKINGS
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